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                                                                    Exhibit 10.2

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                           AMENDED AND RESTATED LEASE

                           Dated as of March 19, 2004

                                     between

                   CREDIT SUISSE LEASING 92A, L.P., as Lessor,

                                       and

                      REEBOK INTERNATIONAL LTD., as Lessee
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ALL RIGHT, TITLE AND INTEREST OF LESSOR UNDER THIS AMENDED AND RESTATED LEASE
AND THE PROPERTY SUBJECT HERETO HAVE BEEN AND WILL BE ASSIGNED BY CREDIT SUISSE LEASING 92A, L.P., TO, AND ARE SUBJECT TO A LIEN IN FAVOR OF CREDIT SUISSE FIRST BOSTON ("ADMINISTRATIVE AGENT") UNDER THAT CERTAIN AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT (AS SUCH AGREEMENTS AND INSTRUMENTS MAY BE AMENDED AND/OR SUPPLEMENTED TO THE EXTENT PERMITTED THEREBY), FOR THE BENEFIT OF THE PARTICIPANTS REFERRED TO IN SUCH SECURITY INSTRUMENTS. THIS AMENDED AND RESTATED LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY LESSEE ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

SEE SECTION 20.18 FOR THE NATURE OF THIS TRANSACTION AND INTENTION OF THE
PARTIES.

THIS COUNTERPART IS [NOT] THE ORIGINAL EXECUTED COUNTERPART NO. 1.

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                                TABLE OF CONTENTS

                                                                                  PAGE
ARTICLE I     DEFINITIONS; LESSEE LIABILITY..........................................2
ARTICLE II    LEASE OF PROPERTY; LEASE TERM..........................................2
     SECTION 2.1   Acceptance and Lease of Property and Facilities...................2
     SECTION 2.2   Acceptance Procedure..............................................3
     SECTION 2.3   Lease Term........................................................3
     SECTION 2.4   Lease Extension...................................................3
ARTICLE III   OTHER PROPERTY.........................................................4
ARTICLE IV    RENT...................................................................4
     SECTION 4.1   Basic Rent........................................................4
     SECTION 4.2   Supplemental Rent.................................................4
     SECTION 4.3   Manner of Payment.................................................4
     SECTION 4.4   Late Payment......................................................5
     SECTION 4.5   Net Lease; No setoff; etc.........................................5
ARTICLE V     UTILITY CHARGES........................................................6
ARTICLE VI    SALE, RETURN AND PURCHASE OPTIONS......................................6
     SECTION 6.1   Purchase Option...................................................6
     SECTION 6.2   Remarketing Option................................................7
     SECTION 6.3   Procedures for Sale of the Property...............................8
     SECTION 6.4   Exercise of Options; Failure to Elect............................10
     SECTION 6.5   Return of Property...............................................10
     SECTION 6.6   Remarketing Failure to Sell Property.............................10
ARTICLE VII   CONDITION AND USE OF PROPERTY.........................................12
     SECTION 7.1   Waivers..........................................................12
ARTICLE VIII       LIENS; EASEMENTS.................................................13
     SECTION 8.1   Liens............................................................13
     SECTION 8.2   No Lessor Consent or Liability...................................13
     SECTION 8.3   Easements; Amendments to Underlying Lease........................13
ARTICLE IX         MAINTENANCE AND REPAIR; ALTERATIONS AND ADDITIONS................15
     SECTION 9.1   Maintenance and Repair; Compliance With Law......................15

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                                TABLE OF CONTENTS
                                  (continued)

                                                                                  PAGE
     SECTION 9.2   No Alteration or Construction....................................15
     SECTION 9.3   Financing of Modifications.......................................17
     SECTION 9.4   Permitted Contests...............................................19
ARTICLE X     USE...................................................................19
ARTICLE XI    INSURANCE.............................................................20
     SECTION 11.1  Required Coverages...............................................20
     SECTION 11.2  Delivery of Insurance Certificates...............................21
ARTICLE XII   ASSIGNMENT AND SUBLEASING.............................................21
ARTICLE XIII  LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE.............................22
     SECTION 13.1  Event of Loss; Condemnation or Casualty..........................22
     SECTION 13.2  Application of Payments Relating to an Event of Loss.............22
     SECTION 13.3  Application of Certain Payments Relating to a Condemnation.......23
     SECTION 13.4  Casualty.........................................................23
     SECTION 13.5  Other Dispositions...............................................23
     SECTION 13.6  Negotiations.....................................................23
     SECTION 13.7  No Rent Abatement................................................24
ARTICLE XIV   NON-INTERFERENCE......................................................24
     SECTION 14.1  Non-Interference.................................................24
     SECTION 14.2  Certain Duties and Responsibilities of Lessor....................24
ARTICLE XV    INSPECTION AND REPORTS................................................24
     SECTION 15.1  Inspection.......................................................24
     SECTION 15.2  Reports..........................................................25
ARTICLE XVI        OWNERSHIP, GRANT OF SECURITY INTEREST AND FURTHER ASSURANCES.....25
     SECTION 16.1  Grant of Security Interest.......................................25
     SECTION 16.2  Release of Liens; Transfer of Property...........................25
     SECTION 16.3  Attorney-in-Fact.................................................26
ARTICLE XVII  LEASE EVENTS OF DEFAULT...............................................26
ARTICLE XVIII ENFORCEMENT...........................................................29
     SECTION 18.1  Remedies.........................................................29

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                                TABLE OF CONTENTS
                                  (continued)

                                                                                  PAGE
     SECTION 18.2  Proceeds of Sale.................................................33
     SECTION 18.3  Grant and Foreclosure on Lessee's Estate.........................33
     SECTION 18.4  Remedies Cumulative; No Waiver; Consents.........................36
ARTICLE XIX   RIGHT TO PERFORM FOR LESSEE...........................................36
ARTICLE XX    MISCELLANEOUS.........................................................36
     SECTION 20.1  Binding Effect; Successors and Assigns; Survival.................36
     SECTION 20.2  Severability.....................................................37
     SECTION 20.3  Notices..........................................................37
     SECTION 20.4  Amendment; Complete Agreements...................................37
     SECTION 20.5  Headings.........................................................37
     SECTION 20.6  Original Lease...................................................37
     SECTION 20.7  GOVERNING LAW....................................................38
     SECTION 20.8  Discharge of Lessee's Obligations by Its Affiliates..............38
     SECTION 20.9  Liability of Lessor Limited......................................38
     SECTION 20.10 Estoppel Certificates............................................38
     SECTION 20.11 No Joint Venture.................................................39
     SECTION 20.12 No Accord and Satisfaction.......................................39
     SECTION 20.13 No Merger........................................................39
     SECTION 20.14 Survival.........................................................39
     SECTION 20.15 Enforcement of Certain Warranties................................39
     SECTION 20.16 Investment of Security Funds.....................................40
     SECTION 20.17 Recording of Lease...............................................40
     SECTION 20.18 Nature of Transaction............................................40

EXHIBIT A             Form of Lease Supplement

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     THIS AMENDED AND RESTATED LEASE dated as of March 19, 2004 (as amended, supplemented, or otherwise modified from time to time, this "LEASE"), between CREDIT SUISSE LEASING 92A, L.P., as Lessor ("LESSOR") and REEBOK INTERNATIONAL LTD., as Lessee ("LESSEE"), amends and restates in its entirety the Lease dated as of March 27, 1998 between Credit Suisse Leasing 92A., L.P., as Lessor, and Reebok International Ltd., as Lessee, recorded in the Norfolk County Registry of Deeds in Book 12379, Page 376 and filed in the Norfolk Registry District of the Land Court as Document No. 787800, as affected by Supplement of Lease dated as of August 5, 1998 recorded in said Deeds in Book 12795, Page 475 (as amended through the date hereof, the "ORIGINAL LEASE").

                                 R E C I T A L S

     A. On March 27, 1998 (the "ORIGINAL DOCUMENTATION DATE") Lessee, Lessor, the Original Lenders, Administrative Agent, Documentation Agent thereunder, Syndication Agent thereunder and Arranger entered into a Participation Agreement (as heretofore amended, the "ORIGINAL PARTICIPATION AGREEMENT") and the other Original Operative Documents to finance the purchase of that certain unimproved land located in Canton, Massachusetts, more particularly described in Exhibit A attached to the Original Lease (the "ORIGINAL LAND") and the construction of a facility thereon (the buildings, structures and improvements excluding the Original Land, the "ORIGINAL FACILITY" and, together with the Original Land, the "ORIGINAL PROPERTY");

     B. Lessee, as Construction Agent, was engaged by Lessor pursuant to the Original Operative Documents, to design, engineer, procure, upgrade, transport, install and construct the Original Facility on the Original Land, and Construction Agent completed construction of the Original Facility as required therein.

     C. Pursuant to the Original Lease, the Lessor leased the Original Property to the Lessee.

     D. Lessee desires to extend the term of the Original Lease for a period of five (5) years beyond the Base Term Expiration Date under the Original Lease and have Lessor obtain financing for the purchase of an additional parcel of land located contiguous to the Original Property (the "ADDITIONAL LAND") and existing improvements thereon (the "ADDITIONAL FACILITY"; and together with the Additional Land, the "ADDITIONAL PROPERTY").

     E. On the Documentation Date, the parties thereto will enter into the Amended and Restated Participation Agreement and certain other Operative Documents for the purpose of amending and restating the Original Participation Agreement and certain Original Operative Documents in their entirety, including to add New Participants, to provide for the extension of the Original Lease and Original Financing and to provide financing for the acquisition of the Additional Property.

     F. Upon such acquisition, subject to the terms and conditions of this Lease, the Participation Agreement and the other Operative Documents, the Additional Property will become subject to this Lease and the other Operative Documents.

     G. Subject to the terms and conditions of this Lease, the Participation Agreement and the other Operative Documents, on the Documentation Date Lessor will continue to lease the

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                                                                           LEASE

Original Property to Lessee and, on the Acquisition Date Lessor will lease the Additional Property to Lessee, in each case for the Lease Term pursuant to this Lease.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

                                    ARTICLE I

                          DEFINITIONS; LESSEE LIABILITY

     For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Amended and Restated Participation Agreement dated as of March 19, 2004, among Lessee, Lessor, Administrative Agent and Lenders identified therein (the "PARTICIPATION AGREEMENT"). From and after the date hereof, all references in the Operative Documents to the "Lease" shall be deemed to refer to this Amended and Restated Lease. All obligations imposed on the Lessee in this Lease shall be the full recourse liability of the Lessee.

                                   ARTICLE II

                          LEASE OF PROPERTY; LEASE TERM

     SECTION 2.1 ACCEPTANCE AND LEASE OF PROPERTY AND FACILITIES.

          (a) On the Documentation Date Lessor hereby agrees with respect to the Original Property, subject to the satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, to continue to lease such Property to Lessee and Lessee, subject to satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, hereby agrees, expressly for the direct benefit of Lessor, to continue to lease, commencing on such Documentation Date, from Lessor for the Lease Term, such Property. On the Acquisition Date, Lessor, subject to the satisfaction or waiver of the conditions set forth in
     Article III of the Participation Agreement, hereby agrees to purchase and accept delivery on such Acquisition Date of the Additional Property to be delivered on such Acquisition Date pursuant to the terms of the Participation Agreement and simultaneously to lease such Property to Lessee hereunder, and Lessee, subject to the satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, hereby agrees, expressly for the direct benefit of Lessor, to lease commencing on such Acquisition Date from Lessor for the remainder of the Lease Term, such Property to be delivered on Acquisition Date.

          (b) On the Documentation Date, this Lease shall amend and completely restate and supersede the Original Lease. Notwithstanding the amendment and restatement of the Original Lease by this Lease, the indebtedness, liabilities and obligations owing to the Lessor, Agent and the Participants by Lessee under the Original Lease remain outstanding as of the date hereof and shall continue to be secured by the

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                                                                           LEASE

     collateral described in and pursuant to this Lease and the other Loan Documents, but are payable in accordance with the terms of this Lease and other Operative Documents. This Lease is given in substitution for, and as a continuation and extension of, the Original Lease and does not evidence a repayment and reborrowing of the obligations of the Lessee under such agreement and is in no way intended to constitute a novation of the Original Lease and the Liens granted with respect thereto herein and in the other Operative Documents shall be continuing.

     SECTION 2.2 ACCEPTANCE PROCEDURE. One or more employees of Lessee designated by the Lessee, as the authorized representative or representatives of the Lessor, accepted delivery on behalf of Lessor of the Original Property pursuant to the Original Operative Documents. Lessee hereby agrees that execution and delivery by Lessee on the Documentation Date of Lease Supplement No. 1 substantially in the form of EXHIBIT A hereto (appropriately completed) shall, without further act, constitute the irrevocable reaffirmation of the acceptance by Lessee of the Original Property for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery of the Additional Property identified on the Acquisition Date. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee on the Acquisition Date of Lease Supplement No. 2 substantially in the form of EXHIBIT A hereto (appropriately completed) shall, without further act, constitute the irrevocable acceptance by Lessee of the Additional Property and any improvements built or to be built thereon for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein.

     SECTION 2.3 LEASE TERM. Unless earlier terminated, the term of this Lease shall consist of (a) a base term (the "BASE TERM"), commencing on and including
(i) the Documentation Date, in the case of the Original Property and (ii) the Acquisition Date, in the case of the Additional Property, and ending on the fifth anniversary of the Documentation Date (the "BASE TERM EXPIRATION DATE") and (b) each Renewal Term, if agreed upon (the Base Term and each Renewal Term, if any, collectively the "LEASE TERM").

     SECTION 2.4 LEASE EXTENSION. Lessee may elect to extend this Lease (a "RENEWAL OPTION"), with the consent of Lessor, for an additional five-year renewal term (the "RENEWAL TERM"), commencing immediately following expiration of the preceding term, each such renewal option not to be exercised more than two (2) times, and such renewals being further subject to the coterminous extension of the maturity date of the Loan Agreement; provided that Lessee's election to extend the Lease for a Renewal Term shall be null and void and of no force or effect unless, as of the last day of the Base Term, Lessee shall have satisfactorily fulfilled each of the terms and conditions respecting the Renewal Term set forth in SECTION 6.4 hereof and Section 2.8 of the Participation Agreement.

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                                                                           LEASE

                                   ARTICLE III

                                 OTHER PROPERTY

     Lessee may from time to time own or hold under lease from Persons other than Lessor and/or finance and secure under the UCC, furniture, inventory, machinery, trade fixtures and equipment located on or about the Property that is not subject to this Lease. Lessor shall from time to time, upon the reasonable request, and at the cost and expense of Lessee, which request shall be accompanied by such supporting information and documents as Lessor may reasonably require, promptly acknowledge in writing to Lessee or other Persons that the particular items of furniture, inventory, machinery, trade fixtures and equipment in question are not part of the related Property and that, subject to the rights of Lessor under any other Operative Documents, Lessor does not own or have any other right or interest in or to such furniture, inventory, machinery, trade fixtures and equipment.

                                   ARTICLE IV

                                      RENT

     SECTION 4.1 BASIC RENT. Lessee shall pay to Lessor installment payments of Basic Rent during the Base Term and, if applicable, each Renewal Term then in effect, on each Rent Payment Date. Each installment of Basic Rent shall be in an amount equal to the sum of Interest and Yield due and payable to the Participants on such date by the Lessor.

     SECTION 4.2 SUPPLEMENTAL RENT. Lessee shall pay to Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, to so pay any such other Person), any and all Supplemental Rent promptly as the same shall become due and payable and, in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. Lessee hereby reaffirms its obligation to pay as Supplemental Rent any and all Additional Costs (other than Additional Costs incurred in connection with a Loan Event of Default where no Lease Event of Default then exists).

     SECTION 4.3 MANNER OF PAYMENT. As long as any obligations remain outstanding under the Loan Agreement, Basic Rent and Supplemental Rent shall be paid on the due date therefor to Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto) at such place as Lessor (or such other Person) shall specify in writing to Lessee at least two (2) Business Days prior to the due date therefor. Lessor shall notify Lessee of the applicable Eurodollar Rate or the ABR promptly upon the determination thereof. Each payment of Rent shall be made by Lessee prior to 11:00 a.m. Boston, Massachusetts time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which (in the case of any amount payable to Lessor) shall be immediately available on the scheduled date when such payment shall be due, unless (a) with respect to Basic Rent determined by reference to the Eurodollar Rate, the definition of "Interest Period" requires otherwise or (b) with respect to all other Rent, the scheduled date shall not be a Business Day, in which case such payment shall be

                                        4
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                                                                           LEASE

made on the next succeeding Business Day (unless the result of such extension would be to carry such payment into the next calendar month, in which event such payment shall be made on the next preceding Business Day). The provisions of the foregoing sentence of this SECTION 4.3 shall be applicable only to Basic Rent and to Supplemental Rent payable to, or on behalf of, or for the account of, Lessor.

     SECTION 4.4 LATE PAYMENT. If any Basic Rent shall not be paid when due, Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf of or for the account of Lessor is not paid when due, Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof (not including any applicable grace period) to but excluding the Business Day of payment thereof at the Overdue Rate.

     SECTION 4.5 NET LEASE; NO SETOFF; ETC. This Lease is a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts, throughout the Lease Term is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property, or any failure of the Property to comply with all Applicable Law, including any inability to occupy or use the Property by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Property or any part thereof, including eviction;
(c) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof, including eviction; (d) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, any Administrative Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, any Administrative Agent, any Lender or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, any Administrative Agent, any Lender or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including Lessor, or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the Overall Transaction; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Authority; (l) any restriction, prevention or curtailment of or any interference with the construction on or any use of the Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in
SECTION 6.1 or ARTICLE XIII of this Lease, this Lease shall be noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Law, waives all rights now or

                                        5
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                                                                           LEASE

hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in
SECTION 6.1 or ARTICLE XIII or XVIII of this Lease, Lessee shall, unless prohibited by Applicable Law, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Administrative Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its obligations under this Lease.

                                    ARTICLE V

                                 UTILITY CHARGES

     Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Lease Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates (except pursuant to SECTION 6.2, in which case Lessee shall be, solely responsible for all such charges) shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.

                                   ARTICLE VI

                        SALE, RETURN AND PURCHASE OPTIONS

     SECTION 6.1 PURCHASE OPTION. At any time following commencement of the Basic Term with respect to a Property and prior to the end of the Lease Term, Lessee, at its option, will have the right from time to time and at any time (its "PURCHASE OPTION") to purchase either (x) all (but not less than all) of the Property then subject to this Lease or (y) the Additional Property separately at a price equal to (i) the Property Balance of the Additional Property, in the case of a purchase of the Additional Property, or (ii) the Lease Balance, in the case of a purchase of all of the Property, plus, in either case, all accrued and unpaid Rent allocable to the Property being purchased, plus all other amounts then due and payable by Lessee under the Operative

                                        6
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                                                                           LEASE

Documents (the "PURCHASE OPTION PRICE"). If Lessee shall, at any time and from time to time, have executed a Purchase Option, Lessor shall, upon receipt of payment in full from Lessee of the applicable Purchase Option Price in immediately available funds, transfer all of its right, title and interest in and to the applicable Property to Lessee or its designee, in accordance with
SECTION 16.2. Lessee, at its option, will have the right to designate a third Person or Persons to take title to such Property; PROVIDED that (i) Lessee shall continue to be bound by the exercise of a Purchase Option and (ii) no such assignment shall release Lessee from its obligations under this ARTICLE VI and Lessee shall remain primarily liable to Lessor for the payment of all amounts due under this ARTICLE VI in respect of such Purchase Option. Lessee may revoke its notice with respect to its election to exercise a Purchase Option at any time prior to the beginning of the last year of the Lease Term, upon three (3) days notice. Upon delivering such notice of revocation, Lessee may continue the Lease with respect to such Property for the Lease Term.

     SECTION 6.2 REMARKETING OPTION. If no Lease Default or Lease Event of Default shall have occurred and be continuing, then Lessee, at its own cost and expense, may elect to remarket all (but not less than all) of the Property subject to the Lease and, in accordance with SECTION 6.3, as nonexclusive agent for Lessor, use best commercial efforts to cause the Property to be sold on the last day of the Lease Term for cash to a purchaser or purchasers not affiliated in any way with Lessee (the "REMARKETING OPTION") if the following conditions are satisfied:

          (a) no sooner than twelve months and no later than six months prior to the Base Term Expiration Date or a Renewal Term Expiration Date, Lessee gives written notice of its election of the Remarketing Option;

          (b)  no Event of Loss exists;

          (c) within five (5) Business Days after such notice of its election of the Remarketing Option, Lessee executes and delivers an escrow, pledge and security agreement (the "SALE DEPOSIT ESCROW AGREEMENT") with Administrative Agent and an escrow holder selected by Administrative Agent and reasonably acceptable to Lessee, which Sale Deposit Escrow Agreement shall be in form and substance acceptable to Administrative Agent and shall include provisions consistent with the provisions of SECTION 6.3 and pursuant thereto, Lessee shall contemporaneously make a security deposit in an account maintained with the Administrative Agent or its designee (the "SALE DEPOSIT") in cash equal to the Guaranteed Residual Amount for the Property;

          (d) Lessor shall have received, at Lessee's sole cost and expense, evidence satisfactory to Lessor and Lenders that Lessor holds good title to the Property, free and clear of all Liens other than Permitted Liens;

          (e) Lessor shall have received, at Lessee's sole cost and expense, a report in scope and content satisfactory to Lessor and Lenders to the effect that the Property has been maintained in all material respects throughout the Lease Term in accordance with the standards of this Lease and that the remaining useful life and utility of the Property have not been compromised;

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          (f)  Lessor shall have received evidence reasonably satisfactory to
     Lessor and Lenders that all required Authorizations in respect of the Property are valid and in full force and effect and there are no violations of such Authorizations that could have an adverse effect upon the parties or upon the Property and no event of Force Majeure exists that prevents, in any material respect, Lessee from performing its obligations thereunder;

          (g) on or before the Termination Date or the then applicable Renewal Term Expiration Date, as applicable, Lessee shall have vacated the Property and supplied to Lessor an Environmental Audit reasonably satisfactory in scope and content to Lessor and Lenders and conducted by an independent environmental engineering firm selected by Lessor and reasonably acceptable to Lessee. Such Environmental Audit shall contain conclusions reasonably satisfactory to Lessor and Lenders as to the environmental status of the Property. If any such Environmental Audit indicates any exceptions, Lessee shall have also delivered prior to such date a Phase Two environmental assessment for the Property by such environmental engineering firm and a written statement by such environmental engineering firm indicating that all such exceptions have been remedied in compliance with Applicable Laws;

          (h) on the Termination Date, Lessee shall have paid to Lessor in immediately available funds all unpaid Basic Rent and Supplemental Rent; and

          (i) during the Remarketing Period, but in any event not later than the Termination Date, Lessee shall pay on demand therefor Related Sales Expenses to the Lessor any Lender or Administrative Agent, as applicable;

and any failure of Lessee to timely so elect the Remarketing Option or any failure of Lessee to fulfill the obligations specified in this SECTION 6.2 by the date set forth in the applicable condition or, in the absence of an expressed date, the last day of the Lease Term, shall terminate the Remarketing Option, and Lessee shall purchase the Property for the Purchase Option Price.

     Whether or not the Property is sold by the last day of the Lease Term pursuant to the Remarketing Option, Lessor shall withdraw the Sale Deposit and any earnings thereon on the last day of the Lease Term and apply such amounts in accordance with Section 2.4 of the Loan Agreement.

     SECTION 6.3 PROCEDURES FOR SALE OF THE PROPERTY.

     (a) If the Remarketing Option is timely elected, during the period commencing on the date six months prior to the scheduled end of the Lease Term (the "REMARKETING PERIOD") Lessee, on behalf of Lessor, shall use best commercial efforts, as nonexclusive agent for Lessor, to obtain the highest cash bids for the purchase of the Property and, in the event it receives any bid with respect to the Property, Lessee shall, within five (5) Business Days after receipt thereof but at least thirty (30) Business Days prior to the last day of the Lease Term, certify to Lessor and Administrative Agent in writing (the "CERTIFICATION NOTICE") the amount and terms of such bid, including the proposed sale date, and the name and address of the party or parties (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee has an understanding or arrangement regarding the future use of the Property by Lessee or such Affiliate, but who may be

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Lessor, any Affiliate thereof or any Person contacted by Lessor) submitting such bid. Lessee shall bear its own expenses and pay, as Supplemental Rent, the Related Sales Expenses of Lessor, the Administrative Agent and each Lender in connection with any such bidding and sale process pursuant to this SECTION 6.3 as well as all costs and expenses incurred by any party (including a buyer or potential buyer) to place the Property in the condition required by SECTIONS 6.5 AND 9.1. All amounts from time to time held pursuant to SECTION 6.2(c) shall be invested at the direction of Lessee (or upon the occurrence and during the continuance of a Lease Event of Default or a Lease Default, at the direction of the Administrative Agent) in Permitted Investments. All net interest earned on such Permitted Investments shall be held in escrow for the account of Lessor pursuant to the Sale Deposit Escrow Agreement and shall constitute part of the Sale Deposit. Upon termination of the Sale Deposit Escrow Agreement, after payment by Lessee of all amounts owed by Lessee under this Lease and the other Operative Documents, any remaining amount of such interest shall be remitted to Lessee.

     (b) After the Lessee shall have certified to Lessor all bids received with respect to the Property, Lessor or any Affiliate of Lessor, or any Person contacted by Lessor may submit a further binding bid or bids (subject to customary conditions precedent to closing) to Lessee not later than thirty (30) Business Days after the receipt of the last delivered Certification Notice for such Property to Lessor. If Lessor, Administrative Agent or any Affiliate of Lessor or any Person contacted by any of the foregoing shall not have submitted further bids to Lessee with respect to the Property, and provided that no Lease Default or Lease Event of Default shall have occurred and be continuing on the date of the proposed sale and no Event of Loss shall have occurred with respect to the Property, Lessee shall consummate the sale of the Property to the highest all cash bidder or bidders therefor that result in the maximum amount of Proceeds for each Property on the date specified by Lessee in the related Certification Notice, which date shall be a date not later than the last day of the Lease Term. Upon consummation of the sale, Lessee shall cause buyer to pay all gross proceeds from the sale or sales to Lessor (the "PROCEEDS"). Upon the receipt of such Proceeds by the Lessor and satisfaction of each of the conditions set forth in SECTION 6.2, including withdrawal of the Sale Deposit
(i) Lessor shall remit to Lessee the excess, if any, of (A) the sum of the Proceeds attributable to a Property and the Guaranteed Residual Amount for such Property (which amount shall be withdrawn from the escrow account maintained pursuant to SECTION 6.2(c)) over (B) the sum of the Property Balance for such Property, all accrued and unpaid Interest and Yield thereon and all other amounts then due and payable by Lessee under the Operative Documents. In such case, the sum of Proceeds and the Guaranteed Residual Amount retained by Lessor shall be applied in accordance with Section 3 of the Loan Agreement. If the amount in CLAUSE (A) above is less than the amount in CLAUSE (B) above, Lessee will not receive any such amount and the amount in CLAUSE (A) will be applied in accordance with Section 3 of the Loan Agreement and (ii) Lessor shall transfer all of Lessor's right, title and interest in such Property to the highest bidder in accordance with SECTION 16.2.

     (c) If Lessee exercises the Remarketing Option, Lessor may, at its option, if the aggregate Proceeds attributable to a Property and Guaranteed Residual Amount for such Property are not reasonably anticipated to exceed the Property Balance for such Property on the last day of the Lease Term, request Lessee to engage an appraiser of nationally recognized standing, at Lessee's expense, to determine (by appraisal methods reasonably satisfactory to both Lessor and Lessee and complying with generally accepted appraisal procedures for the type of property

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being appraised) the Fair Market Sales Value of the Property or Properties sold pursuant to the Remarketing Option. If the aggregate Proceeds from sales of a Property pursuant to the Remarketing Option are less than the Fair Market Sales Value of such Property as determined by the foregoing appraisal and such deficiency is determined to be the result of one or more sales below the Fair Market Sales Value of such Property, and Lessor has not received aggregate Proceeds and Guaranteed Residual Amounts in an amount at least equal to such Property Balance, Lessee shall have the absolute obligation to pay to Lessor, as Supplemental Rent, such shortfall (i.e., the appraised Fair Market Sales Value less the Proceeds, but not in excess of the outstanding Property Balance (after payment of Proceeds and the Guaranteed Residual Amounts to Lessor))

     SECTION 6.4 EXERCISE OF OPTIONS; FAILURE TO ELECT. Lessee shall give irrevocable written notice to Lessor not less than six months prior to the Base Term Expiration Date or Renewal Term Expiration Date, as the case may be, that Lessee intends to exercise its Purchase Option, Remarketing Option or Renewal Option (to the extent available). If Lessee shall fail to deliver such written notice in the time required, Lessee shall be deemed to have elected the Purchase Option under SECTION 6.1. Lessee's election (or deemed election) of the Purchase Option will be irrevocable at the time it is made (or deemed made). If Lessee has elected the Remarketing Option under SECTION 6.2, such option shall be automatically revoked and such election shall be deemed of no effect if, on or after the date Lessee elects such option, there exists or occurs a Lease Event of Default or Lease Default or Lessee shall fail in any manner fully to comply with this ARTICLE VI, including the conditions set forth in SECTION 6.2, in which case Lessee shall be automatically deemed to have elected the Purchase Option pursuant to SECTION 6.1.

     SECTION 6.5 RETURN OF PROPERTY. Lessee shall cooperate with any independent buyer of the Property in order to facilitate the ownership and operation by such buyer of the Property after the Termination Date, including providing all books, reports and records regarding the maintenance, repair and ownership of the Property and all know-how, data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating in seeking and obtaining all necessary Governmental Action. The obligations of Lessee under this SECTION 6.5 shall survive the expiration or termination of this Lease. Unless Lessee shall have exercised or been deemed to have exercised its Purchase Option not less than six months prior to the Termination Date, Lessor shall at Lessee's expense be entitled to perform an investigation, including obtaining reports of engineers and other experts as to the condition and state of repair and maintenance required by this SECTION 6.5 and as to the compliance with Environmental Laws applicable to the Property, as it deems appropriate. Lessee, at its sole cost and expense, shall cause the repair or other remediation of any discrepancies between the actual condition of the Property and the condition required under this Lease, such repair or remediation to be completed not later than the earlier of the expiration of this Lease and the date the Property is sold pursuant to the Remarketing Option.

     SECTION 6.6 REMARKETING FAILURE TO SELL PROPERTY. If Lessee shall exercise the Remarketing Option and neither Lessee nor Lessor shall sell the Property on or before the last

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day of the Lease Term in accordance with and subject to the provisions of
SECTIONS 6.3 and 6.5, then Lessee and Lessor hereby agree as follows:

          (a) After the last day of the Lease Term, Lessor shall have the right, but not the obligation, to sell the Property for such purchase price and upon such terms as Lessor shall determine in its sole discretion. If Lessor shall elect to sell the Property after the expiration of the Lease Term, Lessor shall notify Lessee, and Lessee shall have the right to cause any Person to submit a bid to Lessor not later than twenty (20) Business Days prior to the date Lessor desires to sell the Property (as set forth in the notice thereof to Lessee); provided, however, that Lessor shall have the right, in its sole discretion, from time to time, to defer such proposed sale date, in which event, the right of Lessee to cause any Person to submit a bid to Lessor shall be extended to the date that is twenty (20) Business Days prior to the revised proposed sale date. At no time shall Lessor be obligated to accept any bid for the sale of the Property (whether such bid was obtained by Lessee or otherwise) or to consummate any proposed sale.

          (b) Contemporaneously with the consummation of any sale of the unsold Property by Lessor pursuant to this SECTION 6.6, (i) Lessee will transfer all of Lessee's right, title and interest in the Property to be transferred to the buyer; (ii) Lessor shall exercise such rights as it has to cause such Property to be released from the Lien of the Mortgage and shall, without recourse or warranty (except as to the absence of Lessor Liens), transfer by quitclaim Lessor's right, title and interest in and to the Property for cash to such purchaser; and (iii) Lessor shall remit to Lessee the excess, if any, of (a) the Proceeds received by Lessor from the sale of such Property over (b) the sum of the then current Property Balance for such Property (taking into account withdrawal and application of Sales Deposit on the last day of the Lease Term pursuant to Section 6.2) plus all unpaid Interest and Yield on the daily outstanding Property Balance from the last day of the Lease Term through the payment date.

          (c) To the greatest extent permitted by law, Lessee hereby unconditionally and irrevocably waives, and releases Lessor from, any right to require Lessor to sell the Property at all or for any minimum purchase price or on any particular terms and conditions. Lessee hereby agrees that if Lessee shall elect the Remarketing Option, its ability to sell the Property on or prior to the expiration of the Lease Term and its right, thereafter to cause the Person to submit a bid to Lessor pursuant to this
     SECTION 6.6(c) in the event Lessor shall elect to sell the Property, shall constitute full and complete protection of Lessee's interest hereunder.

          (d) If the Property shall remain unsold on the last day of the Lease Term, Lessor may, on such date, withdraw the Sale Deposit for distribution to the Lenders in accordance with Article III of the Loan Agreement. If the Property is sold thereafter at any time on or before the second anniversary of the termination date, SECTION 6.6(b) shall apply and Lessee and Lessor shall take the actions required by such Section. If the Property remains unsold on such second anniversary, Lessor shall have obtained, on or prior to such date, at Lessee's expense, an appraisal by an appraiser of nationally recognized standing selected by Lessor, to determine (by appraisal methods reasonably satisfactory to both Lessor and Lessee and complying with generally accepted appraisal

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     procedures for the type of property being appraised) the Fair Market Sales
     Value of the Property. Lessor shall pay to Lessee on such second anniversary the positive difference, if any, between (i) the amount of the Guaranteed Residual Amount for such Property paid by Lessee or withdrawn from the Sale Deposit and (ii) the difference between (A) the Property Balance for such Property prior to application of the Guaranteed Residual Amount thereto, and (B) the Fair Market Sales Value of such Property as determined by such appraisal. In exchange for such payment, Lessee shall transfer to Lessor all of Lessee's right, title and interest in such Property.

                                   ARTICLE VII

                          CONDITION AND USE OF PROPERTY

     SECTION 7.1 WAIVERS. LESSEE ACKNOWLEDGES AND AGREES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE PROPERTY, LESSEE IS SOLELY RESPONSIBLE FOR THE PROPERTY AND ANY MODIFICATIONS THERETO. Each Property is let by Lessor "AS IS" in its present or then condition, as the case may be, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the Lease Commencement Date with respect thereto, (c) any state of facts which an accurate survey or physical inspection might show (including any survey delivered on the Acquisition Date or the Documentation Date), (d) all Applicable Law, and (e) any violations of Applicable Law which may exist at the commencement of the applicable Lease Term. Lessee has, or upon the Acquisition Date with respect to the Additional Property will have, examined the applicable Property and (insofar as Lessor is concerned) has found the same to be satisfactory. NEITHER LESSOR, THE ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO THE PROPERTY OR THE FACILITY OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OF THE PROPERTY OR THE FACILITY, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY OR THE FACILITY, OR ANY PART THEREOF, AND NEITHER LESSOR, THE ADMINISTRATIVE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY OR THE FACILITY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that Lessor hereby represents and warrants that each Property is, or upon acquisition by Lessor will be, and shall be free of Lessor Liens. Lessee initially selected each Property. Lessee has been afforded full opportunity to inspect each Property, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor, Administrative Agent and the Lenders, on the one hand, and Lessee, on the other, are to be borne by Lessee. Except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, Administrative Agent or any Lender, express or implied, with respect to the Property or the Facility (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise. Lessor shall have no responsibility or liability to

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Lessee or any other Person with respect to any of the following: (w) any liability, loss or damage caused or alleged to be caused directly or indirectly by either Property or by any inadequacy thereof, deficiency or defect therein or by any other circumstances in connection therewith; (x) the use, operation or performance of the Properties or any of the risks relating thereto; (y) any interruption of service, business or anticipated profits or consequential damages; or (z) the delivery, operation, servicing, maintenance, repair, improvement or replacement of the Property. Lessee agrees that each Property is, or upon its acquisition will be, in good order and condition, prepared to conform to specifications applicable thereto and all government standards and requirements reasonably interpreted as being applicable thereto and is in all respects satisfactory to Lessee, and Lessee will not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters.

                                  ARTICLE VIII

                                LIENS; EASEMENTS

     SECTION 8.1 LIENS. Subject to SECTION 9.4, Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien, defect, attachment, levy, title retention agreement or claim upon or with respect to either Property, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including all Liens which arise out of the possession, use, occupancy or construction of a Facility on the Land or either Property or by reason of labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or the Administrative Agent or by reason of the financing of any Modifications constructed by or for the benefit of Lessee, except in all cases Permitted Liens. With respect to all Liens in or with respect to either Property, other than Permitted Liens, Lessee shall promptly, but not later than thirty (30) days after the filing thereof, at its own expense, take such action as may be necessary duly to discharge or eliminate or bond in a manner reasonably satisfactory to Lessor any such Lien if the same shall arise at any time.

     SECTION 8.2 NO LESSOR CONSENT OR LIABILITY. Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR NOR ANY LENDER SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PROPERTY OR ANY PART THEREOF.

     SECTION 8.3 EASEMENTS; AMENDMENTS TO UNDERLYING LEASE. Lessor shall, from time to time during the Lease Term and upon at least thirty (30) days' prior written notice from Lessee and receipt of the materials specified in the next succeeding sentence, consent to and join in any, (i) grant of easements, licenses, rights of way, party wall rights and other rights in the nature of easements, with or without consideration, (ii) release, amendment or termination of easements, licenses, rights of way, party wall rights or other rights in the nature of easements

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which are for the benefit of the Property or any portion thereof, with or without consideration, (iii) dedication or transfer of portions of the Property for road, highway or other public purposes, with or without consideration, (iv) execution of petitions to have the Property or any portion thereof annexed to any municipal corporation or utility district, (v) execution of agreements for the use and maintenance of common areas, for reciprocal rights of parking, ingress and egress and amendments to any covenants and restrictions affecting the Property or any portion thereof, with or without consideration, (vi) request to any Authority for platting or subdivision or replatting or resubdivision approval with respect to the Property or any portion thereof or any parcel of Property of which the Property or any portion thereof forms a part or a request for any variance from zoning, (vii) creation of a governmental special benefit district for public improvements and collection of special assessments in connection therewith, in lump sum or installments, and (viii) execution and delivery of any instrument appropriate to confirm or effect such grant, release, dedication, transfer request or such other matter, document or proceeding. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

          (a) any such action shall be at the sole cost and expense of Lessee, and Lessee shall pay all reasonable out-of-pocket costs of Lessor and Administrative Agent in connection therewith (including the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals retained by Lessor in connection with any such action);

          (b) Lessee shall have delivered to Lessor a certificate of a Responsible Officer of Lessee stating that:

               (1) such action will not cause the Property or any portion thereof to fail to comply in any respect with the provisions of this Lease or any other Operative Documents and, in any material respect with all Applicable Law (including all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);

               (2) all governmental consents or approvals required to be obtained prior to such action have been obtained, and all filings required prior to such action have been made;

               (3) this Lease and Lessee's obligations hereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, setoff, defense or deduction;

               (4) such action will not materially reduce the fair market value, utility, remaining economic useful life or residual value of either Property or of Lessor's interest therein;

               (5) such action will not impose or create any liability or obligation on Lessor in connection therewith which Lessee shall not have paid or performed or undertaken to pay or perform;

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               (6)  such action will not result in any material down-zoning of the Property or any portion thereof or a material reduction in the maximum density or development rights available to the Property under all Applicable Law;

               (7) all consideration received in connection with such action shall be paid to Lessee; and

               (8) no Lease Default or Lease Event of Default shall have occurred and be continuing.

     Without limiting the effectiveness of the foregoing, the Lessor shall, upon the request of Lessee and at Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this
SECTION 8.3.

                                   ARTICLE IX

                             MAINTENANCE AND REPAIR;
                            ALTERATIONS AND ADDITIONS

     SECTION 9.1 MAINTENANCE AND REPAIR; COMPLIANCE WITH LAW. Lessee, at its own expense, shall at all times (a) maintain the portion of the Original Facility used as office space consistent with Class A office buildings of similar age, use, location and size, and the other portions of the Property shall be kept, in each case in good and safe repair and condition, subject to ordinary wear and tear; (b) except to the extent that SECTION 9.4 shall apply, maintain, manage and monitor the Property in accordance with all Applicable Law, whether or not such maintenance requires structural modifications; (c) comply with the standards imposed by any insurance policies required to be maintained hereunder which are in effect at any time with respect to the Property or any part thereof; (d) maintain, manage and monitor the Property in accordance with all applicable contracts, including service contracts and insurance contracts; and
(e) make all necessary or appropriate repairs and replacements to the Property or any part thereof which may be required to keep the Property in the condition required by the preceding clauses (a) through (d), whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, and including repairs, replacements and renewals that would constitute capital expenditures under GAAP if incurred by an owner of property. Lessee waives any right that it may now have or hereafter acquire to (x) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the improvements on either Property or (y) make repairs at the expense of Lessor pursuant to any Applicable Law or other agreements.

     SECTION 9.2 NO ALTERATION OR CONSTRUCTION. (a) At Lessee's own cost and expense, (1) Lessee shall make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "MODIFICATIONS") so long as such Modifications are (A) made to repair or maintain the Property in the condition required by SECTION 9.1; (B) necessary in order for the Property to be in compliance with Applicable Law; or (C) necessary to restore the Property to its condition existing prior to a Casualty or Condemnation; and (ii) so long as no Lease Event of Default or Lease Default has occurred and is continuing, Lessee may undertake Modifications on the Property so long as such

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Modifications comply with Applicable Law and with SECTION 9.1 and subsection (b)
of this SECTION 9.2.

          (b) The making of any Modifications must be in compliance with the following requirements:

               (1) No such Modifications with a cost exceeding $500,000 (other than nonstructural modifications) shall be made or undertaken except upon not less than thirty days prior written notice to Lessor or such lesser time as is reasonable under the circumstances in connection with Modifications necessary to restore a Property after a Casualty or Condemnation.

               (2) Lessee shall not make any Modifications in violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property.

               (3) No Modifications shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations relating to such Modifications of all municipal and other Authorities having jurisdiction over the Property. Lessor, at Lessee's expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

               (4) The Modifications shall be completed in a commercially reasonable period in a good and workmanlike manner and in compliance with all Applicable Law then in effect and the standards imposed by any insurance policies required to be maintained hereunder.

               (5) All Modifications, whether structural or nonstructural, (other than Modifications required by Applicable Law) shall, when completed, be of such a character as to not (i) materially adversely affect the fair market value, utility, remaining economic useful life or residual value of the Property from its fair market value, utility, remaining economic useful life or residual value immediately prior to the making thereof or, in the case of Modifications being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation or (ii) result in any loss or modification of any manufacturer's or contractor's warranty.

               (6) Lessee shall have made adequate arrangements for payment of the cost of all Modifications when due so that the Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Property, other than Permitted Liens; provided, that Lessee shall have the right to contest the amount claimed by any such supplier of labor or materials in accordance with the applicable provisions of SECTION 9.5.

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          (c)  Title to Modifications shall without further act vest in Lessor and shall be deemed to constitute a part of the related Property and be subject to this Lease in the following cases:

               (1) such Modifications shall be in replacement of or in substitution for a portion of a Facility and/or a Property;

               (2) such Modifications shall be required to be made pursuant to the terms of SECTION 9.2(a)(i); or

               (3)  such Modifications shall be Nonseverable.

Lessee, at Lessor's request, shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Modifications to Lessor.

     If such Modifications are not within any of the categories set forth in clauses (a) through (c) of this SECTION 9.2, then title to such Modifications shall vest in Lessee and such Modifications shall not be deemed to be Modifications which are part of the Property.

     All Modifications to which Lessee shall have title may, so long as removal thereof shall not result in the violation of any Applicable Law and no Lease Event of Default or Lease Default is continuing, be removed at any time by Lessee. Any such Modifications shall be removed by Lessee at its expense if Lessor shall so request prior to the return of the Property to Lessor or sale of the Property in accordance with this Lease, and Lessee shall at its expense repair any damage to the Property caused by the removal of such Modifications. Lessor (or the purchaser of the applicable Property) may purchase from Lessee Modifications (if not already owned by Lessor) which Lessee notifies Lessor that Lessee intends to remove from the Property prior to the return of the Property to Lessor or sale of the Property, which purchase shall be at the Fair Market Sales Value of such Modifications. Title to any Lessee Modifications shall vest in Lessor (or the purchaser of the applicable Property) if not removed from the Property by Lessee prior to the return of the Property to Lessor or sale of the Property.

     SECTION 9.3 FINANCING OF MODIFICATIONS.

     (a) Lessee may from time to time, so long as no Event of Default or Default shall have occurred and be continuing, request Lessor to arrange for construction or permanent financing of any proposed Modifications to the Property or any part thereof, PROVIDED that such Modifications shall not include Modifications required under any provision of this Lease to replace a Facility or any part thereof existing on the applicable Lease Commencement Date, including those required under SECTION 13, and FURTHER PROVIDED, that Lessee delivers an Officer's Certificate stating that (i) the estimated Costs and expenses of such proposed Modifications are equal to or greater than $10,000,000, (ii) such proposed Modifications benefit the Property and are of a consistent or otherwise appropriate character and use as the Property, (iii) the amount of the requested financing does not exceed the estimated costs and expenses incurred or to be incurred in connection with such proposed Modifications (which amount shall not include any leasehold improvement costs), and (iv) such proposed Modifications, if completed in accordance

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with the Plans and Specifications therefor, will increase the Fair Market Sales
Value of the Property by an amount at least equal to the amount of the proposed financing (such Fair Market Sales Value to be determined by an appraisal to be provided by an appraiser selected by Lessor, which appraisal and appraiser shall be reasonably satisfactory to Lessee). Such request shall set forth in reasonable detail a brief narrative of such proposed Modifications and shall be accompanied by Plans and Specifications therefor. As soon as reasonably practical and in any event within thirty (30) days after receipt by Lessor of such Officer's Certificate from Lessee, Lessor shall notify Lessee either (x) that Lessor does not wish to arrange such construction and/or permanent financing or (y) that Lessor does wish to arrange such construction and/or permanent financing (and setting forth the terms of Lessor's proposal therefor). In the latter event, Lessor and Lessee shall (subject to the provisions of the Loan Agreement if at the time in effect) (A) offer to the Lenders the opportunity to participate in such construction and/or permanent financing, and in the event that the Lenders agree to participate in such financing, arrange for the issuance of additional secured notes requested by Lessee, to be issued pursuant to the Loan Agreement on terms satisfactory to Lessee, Lessor, and the Lenders, (B) whether or not the Lenders agree to participate in such financing, cooperate to arrange such financing on mutually satisfactory terms (which terms shall include at least the items set forth in SECTION 9.3(c) and shall not provide for the indebtedness in connection with such financing to be secured by a Lien on the Property, except in the case of any such Indebtedness owed to the Lenders unless Lessee and Lessor shall otherwise agree in writing) and (C) negotiate appropriate amendments to this Lease and any of the other Operative Documents as may be necessary or appropriate in connection therewith. Neither Lessor nor Lessee shall incur any liability if financing cannot for any reason whatsoever be arranged in accordance with this SECTION 9.3.

     (b) If Lessor does not deliver a proposal for such construction and/or permanent financing to Lessee within 30 days after receipt of Lessee's request therefor, or having done so, if Lessor is unable to arrange such financing within 60 days after Lessee's acceptance of Lessor's proposal, Lessee shall have the option, exercisable at any time by irrevocable notice to Lessor (an "EXERCISE NOTICE"), to:

          (i) request the Lenders to arrange for or participate in such financing, and in the event that the Lenders agree to do so, Lessor shall issue additional secured notes requested by Lessee, to be issued pursuant to the Loan Agreement on terms satisfactory to Lessor and the Lenders; or

          (ii) (x) finance the construction of such Modification with indebtedness not secured by a Lien on the Property or (y) pay for the construction of such Modification without incurring indebtedness; or

          (iii) provided that the Lenders have not agreed to finance such Modification pursuant to CLAUSE (i), purchase the Property as provided in
     SECTION 6.1;

it being understood that any financing arranged or made by Lessee and the Lenders pursuant to clause (i) above shall, at the option of the Lessor, include equity financing involving the sale of an equity portion in an amount not more than 5% of the cost or Fair Market Sales Value of the Modification, whichever is less.

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     (c)  CERTAIN CONDITIONS OF FINANCING. If any Modification to a Property is
financed pursuant to this SECTION 9.3:

          (i) the maturity date of such financing shall in no event be later than the last day of the Base Term, or any Renewal Term if Lessee shall have given Lessor irrevocable notice of its intention to lease the Property during such Renewal Term pursuant to SECTION 2.4; and

          (ii) Basic Rent, the Purchase Option Price and the Guaranteed Residual Amount with respect to the applicable Property shall be adjusted in a manner mutually acceptable to Lessor, the Lenders and Lessee.

     (d) LESSEE'S CERTIFICATE. Within 90 days after substantial completion of any alteration financing pursuant to this SECTION 9.3, Lessee shall deliver to Lessor an Officer's Certificate stating the actual cost of such Modification.

     (e) PAYMENT OF EXPENSES. Lessee shall pay all costs and expenses associated with any request for financing pursuant to the provisions of this
SECTION 9.3 and, within 30 days after request therefor by Lessor, shall reimburse Lessor and the Lenders for all reasonable out-of-pocket expenses incurred by Lessor or the Lenders in connection with any such financing pursuant to the provisions of this SECTION 9.3.

     SECTION 9.4 PERMITTED CONTESTS. Without limiting Lessee's obligations under the second sentence of SECTION 8.1, Lessee shall not be obligated to discharge any Lien under SECTION 8.1 or comply with Applicable Law so long as it is engaged with respect thereto in a Permitted Contest. Lessee shall provide Lessor with notice of any Permitted Contest in detail sufficient to enable Lessor to ascertain whether such contest may have an effect of the type described in the definition of "Permitted Lien."

     Lessor will not be required to join in any proceedings pursuant to this
SECTION 9.4 unless a provision of any Applicable Law requires, or, in the good faith opinion of Lessee, it is helpful to Lessee that such proceedings be brought by or in the name of Lessor; and in that event Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as no Lease Event of Default or Lease Default has occurred and is continuing and Lessee pays all related expenses.

                                    ARTICLE X

                                       USE

     Lessee will use and operate various designated portions of (i) the Original Property for office space, fitness and recreation facilities, cafeteria, multi-purpose auditorium, biomechanical laboratories, model shop and showrooms and (ii) the Additional Property for any lawful use or for any purpose related or ancillary to the several aforementioned functions of the Facilities throughout the Lease Term, except for interruptions for Modifications or due to Casualty, Condemnation or Force Majeure. Notwithstanding the foregoing, Lessee shall not use the Property or any part thereof for any purpose or in any manner that would materially adversely

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affect the fair market value, utility, remaining useful life or residual value of the Property or that would create a materially increased risk of environmental liability or that would violate or conflict with, or constitute or result in a violation or default under (a) any Applicable Law whether now existing or hereafter in effect, foreseen or unforeseen, except to the extent permitted by SECTION 9.4, (b) any insurance policies required by ARTICLE 11, or
(c) any Operative Document. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease. Lessee shall not commit or permit any waste of the Property or any part thereof.

                                   ARTICLE XI

                                    INSURANCE

     SECTION 11.1 REQUIRED COVERAGES. Lessee will cause to be carried and maintained with respect to the Original Property insurance consistent and on a parity with Class A office buildings of similar size, age, use and location and, with respect to the Additional Property, insurance consistent and on a parity with industrial buildings of similar size, age, use and location. Lessee shall also carry such other insurance as is usually carried by such corporations in the same general area engaged in the same or a similar business, provided that in any event Lessee will maintain:

          (a) COMMERCIAL GENERAL LIABILITY INSURANCE. Combined single limit insurance, with minimum limits of liability of not less than One Million Dollars ($1,000,000) per occurrence, and Nine Million Dollars ($9,000,000) excess of such coverage, against claims for bodily injury, death or third-party property damage occurring on, in or about the Property (contractual liability exclusions deleted), personal injury (contractual liability exclusions deleted), contractual liability specifically insuring (to the extent permitted by law) the indemnifying portions of this Lease, owner's protective liability, and broad form property damage.

          (b) PROPERTY INSURANCE. All risk property insurance against loss or damage covering the Property or any portion thereof (as defined below) in an amount that at no time, on a replacement cost basis, is less than the replacement cost of the improvements to the Property.

     Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best's Insurance Guide or any successor thereto and shall have an A.M. Best rating consistent with Lessee's normal practice for similar types of insurance (or if there be none, an organization having a similar national reputation) or be otherwise reasonably acceptable to Lessor. In the case of liability insurance maintained by Lessee, it shall name Administrative Agent, together with Lessor and Lenders as additional insureds and, in the case of property insurance maintained by Lessee, it shall name Administrative Agent as sole loss payee with respect to payments in excess of $5,000,000 with respect to a Property/Facility, it being understood that all payments of $5,000,000 or less, with respect to a Property/Facility, may be made payable to the Lessee. Each policy referred to in this SECTION 11.1(b) shall provide that: (1)

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it will not be canceled, materially modified insofar as it relates to the
Property or its limits reduced, or allowed to lapse without renewal, except after not less than 30 days' prior written notice to Lessor; (ii) the interests of Lessor shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any Person having an interest in the Property; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor; (iv) in connection with insurance maintained under SECTION 11.1(b) only, the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor; and (v) in connection with insurance maintained under SECTION 11.1(a) only, such policy shall contain a cross-liability clause providing for coverage of Lessor as if separate policies had been issued to Lessor. Lessee will notify Lessor promptly of any policy cancellation, reduction in policy limits, material modification or amendment which adversely affects the required coverages.

     SECTION 11.2 DELIVERY OF INSURANCE CERTIFICATES. On or before the applicable Lease Commencement Date, Lessee shall deliver to Lessor certificates of insurance reasonably satisfactory to Lessor evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Lease Term, at the time each of Lessee's insurance policies is scheduled to expire (but in no event less frequently than once each year), Lessee shall deliver to Lessor certificates of insurance evidencing that all insurance required by SECTION 11.1 to be maintained by Lessee with respect to each Property is in effect.

                                   ARTICLE XII

                            ASSIGNMENT AND SUBLEASING

     (a) Subject to permitted mergers and consolidations under Section 5.2 of the Participation Agreement and SECTION 12(b) below, Lessee may not, without the prior written consent of Lessor, assign mortgage, pledge or sublease, in whole or in part, any of its right, title or interest in, to or under this Lease or any portion of the Property to any Person at any time, and any such assignment, mortgage, pledge or sublease shall be void. Lessee may, however, assign its right, title or interest in, to or under this Lease with respect to the Property to a Wholly-owned Domestic Subsidiary that becomes a Lessee hereunder pursuant to a Lease amendment and in accordance with Article VIII of the Participation Agreement. Any such Wholly-owned Domestic Subsidiary that becomes a Lessee hereunder shall remain in a Wholly-owned Domestic Subsidiary of the Lessee for so long as it is a Lessee.

     (b) Lessee may not sublease any of its right, title or interest in, to or under this Lease or any portion of the Property to any Person at any time, and any such sublease shall be void, unless Lessee shall obtain the prior written consent of Administrative Agent and Participants, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that (1) their withholding of such consent shall not be deemed unreasonable if, for purposes of illustration and not in limitation, (a) the proposed subtenant is engaged in a business or conducts activities which might be hazardous to any Person or property, in each case in Administrative Agent's sole judgment, or (b) the proposed subtenant has requirements for which the Property is not suited or which are contrary to, or might cause Lessor or the Property to be in violation of, any Applicable Laws; PROVIDED FURTHER that, without such consent of the Administrative Agent or Participants, Lessee

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(i) may enter into a sublease or subleases for all or any portion of the
Property with a Wholly-owned Domestic Subsidiary, and (ii) if no Lease Event of Default has occurred and is continuing, may enter into a Sublease or Subleases for any portion of the Property with any Person, in each case provided that (A) all obligations of Lessee under this Lease shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no sublease had been made; (B) such sublease (or any other sublease entered pursuant to this ARTICLE XII) shall be expressly subject and subordinate to this Lease, the Loan Agreement, the Mortgage and the other Operative Documents, and the term of any such sublease shall not extend beyond the scheduled term of this Lease; (C) such sublease shall not affect the liability of Lessee as to the Lease or any other Operative Documents; and (D) except for the Additional Property Sublease, no more than 20% of the aggregate gross square footage of either Property subject to this Lease shall be subject to Subleases with Persons who are not Affiliates of Lessee; and (ii) upon acquisition of the Additional Property, Lessor and seller of the Additional Property may enter into the Additional Property Sublease. Any such permitted sublease is herein referred to as a "SUBLEASE"). The sublessee under any Sublease described in this ARTICLE XII shall hereinafter be referred to as a "Subtenant."

     Regardless of Lessor's consent, no subletting shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay Rent hereunder (including Basic Rent and Supplemental Rent) and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by Lessor from any other Person shall not be deemed to be a waiver by Lessor of any provision hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said successor.

                                  ARTICLE XIII

                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE

     SECTION 13.1 EVENT OF LOSS; CONDEMNATION OR CASUALTY.

     (a) If an Event of Loss shall occur, Lessee shall give Lessor and Administrative Agent prompt written notice of such occurrence and the date thereof and Lessee shall purchase the affected Property suffering such Event of Loss from Lessor on the first to occur of (i) the first Rent Payment Date occurring at least 30 days on or after the Event of Loss and (ii) the Termination Date, at a purchase price equal to the sum of (A) the then outstanding Lease Balance, or if only one Property has suffered the Event of Loss, the then outstanding Property Balance of the affected Property, plus (B) all accrued but unpaid Rent, plus (C) all other sums due and payable by Lessee to Lessor with respect to such Property under this Lease or any of the other Operative Documents.

     (b) Upon payment in full of all amounts payable pursuant to SECTION 13.1(a), (i) the Lease Term shall end with respect to the affected Property and
(ii) the obligations of Lessee hereunder with respect to such Property (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

     SECTION 13.2 APPLICATION OF PAYMENTS RELATING TO AN EVENT OF LOSS. All Loss Proceeds received at any time for either Property then held by Lessor, Lessee or Administrative

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Agent from any Authority or other Person with respect to any Event of Loss shall be promptly remitted to Lessor and, in the event Lessee purchases the affected Property pursuant to SECTION 13.1(a), shall be applied against the purchase price payable by Lessee pursuant to SECTION 13.1(a), and any such Loss Proceeds remaining thereafter shall be paid over to, or retained by, Lessee, or as Lessee may direct.

     SECTION 13.3 APPLICATION OF CERTAIN PAYMENTS RELATING TO A CONDEMNATION. In case of a requisition for temporary use of all or a portion of either Property which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Rent, and the Net Condemnation Proceeds for such Property shall, subject to SECTION 13.3, be paid to Lessee, except that any portion of such Net Condemnation Proceeds that was awarded with respect to the time period after the expiration or termination of the Lease Term (unless Lessee shall have exercised or be deemed to have exercised an option to purchase such Property) shall be paid to Lessor.

     SECTION 13.4 CASUALTY. As soon as practicable after a Casualty, Lessee shall repair and rebuild the affected portions of the Property suffering such Casualty (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by SECTION 9.1; PROVIDED, that the value and functional capability of such item as restored is at least equivalent to the value and functional capability of such item as in effect immediately prior to the occurrence of such Casualty. Any Loss Proceeds in excess of $5,000,000 for the affected Property received with respect to any Casualty shall be paid over to or retained by Lessor until Lessee repairs and rebuilds (or causes to be repaired and rebuilt) the affected portions of the applicable Property in accordance with the conditions set forth in this SECTION 13.4; such amounts shall be paid out by Lessor as repair and rebuilding progresses, subject to delivery to Lessor of receipted invoices, bills of sale and lien releases; any proceeds less than such amounts shall be paid to or retained by the Lessee to repair and rebuild the Property.

     SECTION 13.5 OTHER DISPOSITIONS. Notwithstanding the foregoing provisions of this ARTICLE XIII, as long as a Lease Default or a Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this ARTICLE XIII shall be paid to Lessor as security for the obligations of Lessee under this Lease, shall be invested by Lessor in accordance with SECTION 20.17 in Permitted Investments and, if a Lease Default or a Lease Event of Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Default or Lease Event of Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

     SECTION 13.6 NEGOTIATIONS. In the event any part of a Property becomes subject to condemnation or requisition proceedings, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and, to the extent permitted by any Applicable Law, Lessee shall control the negotiations with the relevant Authority unless a Lease Default or Lease Event of Default shall be continuing, in which case Lessor shall control such negotiations; PROVIDED that in any event Lessor may participate at Lessor's expense (or if a Lease Default or Lease Event of Default shall be continuing, at Lessee's expense) in such negotiations; and PROVIDED in all cases, that no settlement will be made without Lessor's prior written consent, not to be

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unreasonably withheld. Lessee shall give to Lessor such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by ARTICLE XI, and are in the possession of Lessee, as are reasonably requested by Lessor or Administrative Agent. If the proceedings relate to an Event of Taking, Lessee shall act diligently in connection therewith.

     SECTION 13.7 NO RENT ABATEMENT. Rent shall not abate hereunder by reason of any Event of Loss, any Casualty, or any Condemnation of either Property, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Event of Loss, Casualty, or Condemnation until the Termination Date.

                                   ARTICLE XIV

                                NON-INTERFERENCE

     SECTION 14.1 NON-INTERFERENCE. Lessor covenants that it will not take or cause to be taken any affirmative act that interferes in Lessee's use of the Property in accordance with this Lease during the Lease Term, so long as no Lease Event of Default has occurred and is continuing; it being agreed that Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach. Such right is independent of, and shall not affect, Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

     SECTION 14.2 CERTAIN DUTIES AND RESPONSIBILITIES OF LESSOR. Except during the continuance of a Lease Event of Default, Lessor undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Property in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein.

                                   ARTICLE XV

                             INSPECTION AND REPORTS

     SECTION 15.1 INSPECTION. Upon five (5) Business Days' prior notice to Lessee, by Lessor or Administrative Agent, Lessor and/or Administrative Agent and their respective authorized representatives (the "INSPECTING PARTIES") may inspect (a) the Property and (b) the books and records of Lessee relating directly and primarily to the Property and make copies and abstracts therefrom, but only after material related to matters other than the Property shall have been redacted therefrom. All such inspections shall be at the expense and risk of the Inspecting Parties, except that if a Lease Event of Default or Lease Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and such inspection shall be at Lessee's risk. Lessee shall furnish to the Inspecting Parties statements accurate in all material respects regarding the condition and state of repair of the Property, all at such times and as often as may be reasonably requested. No inspection shall unreasonably interfere with Lessee's use of the Property. None of the Inspecting Parties shall have any duty to

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make any such inspection or inquiry, and none of the Inspecting Parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent, so long as no Lease Event of Default has occurred and is continuing at the time of inspection, such Inspecting Party causes damage to the Property or any interest therein of Lessee or any other Person during the course of such inspection.

     SECTION 15.2 REPORTS. To the extent permissible under Applicable Law, Lessee shall prepare and file in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare and make available to Lessor within a reasonable time prior to the date for filing and Lessor shall file, any reports with respect to the condition or operation of the Property that shall be required to be filed with any Authority.

                                   ARTICLE XVI

                      OWNERSHIP, GRANT OF SECURITY INTEREST
                             AND FURTHER ASSURANCES

     SECTION 16.1 GRANT OF SECURITY INTEREST. Title to the Property shall remain in Lessor, as security for the obligations of Lessee hereunder and under each of the other Operative Documents to which it is a party until such time as Lessee shall have fulfilled all of its obligations hereunder and under such other Operative Documents. Lessee hereby assigns, grants and pledges, and reaffirms its prior assignment, grant and pledge under the Original Lease, to Lessor for the benefit of Administrative Agent a security interest in and Lien against all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Property, any deposit account in the name of Lessee maintained with the Administrative Agent or its designee and proceeds therefrom, to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor or Administrative Agent may reasonably request in order to protect its title to and perfected Lien on the Property, subject to no Liens other than Permitted Liens, and Lessor's rights and benefits under this Lease. Lessee shall promptly and duly execute and deliver to Lessor such documents and assurances and take such further actions as Lessor may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Operative Documents, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor in and to the Property, subject to no Lien other than Permitted Liens, or of such financing statements or fixture filings or other documents with respect hereto as Lessor or Administrative Agent may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing financing statements and fixture filings or other documents as may require execution by Lessee. To the extent permitted by Applicable Law, Lessee hereby authorizes any such financing statement and fixture filings to be filed without the necessity of the signature of Lessee.

     SECTION 16.2 RELEASE OF LIENS; TRANSFER OF PROPERTY. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under this Lease or any other Operative

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Documents have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Article VII of the Participation Agreement) execute and deliver termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Property. Whenever pursuant to any provision of this Lease Lessor is required to transfer the Property to Lessee or to an independent third party, such transfer shall be made at Lessee's expense by the quitclaim transfer of all of Lessor's right, title and interest in and to such Property on an "as is, where is, with all faults" basis free and clear of all Lessor Liens and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating to such Property or the Operative Documents. At the request of Lessor, Lessee will transfer all of its right, title and interest in the Property to the buyer. Any provision in this Lease or other Operative Document to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lessor has received all Rent and other amounts due and owing hereunder.

     SECTION 16.3 ATTORNEY-IN-FACT. Lessee hereby irrevocably appoints Administrative Agent as Lessee's attorney-in-fact, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, from time to time in Lessor's discretion, upon the occurrence and during the continuance of a Lease Event of Default, to take any action (including any action that Lessee is entitled to take) and to execute any instrument which Lessor may deem necessary or advisable to accomplish the purposes of this Lease (subject to any limitations set forth in the Operative Documents), including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for money due and to become due under or in connection with the Property or any Sublease;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the foregoing clause (a);

          (c) to file any claim or take any action or institute any proceedings which Lessor may deem to be necessary or advisable for the collection thereof or to enforce compliance with the terms and conditions of the Lease or any Sublease; and

          (d)  to perform any affirmative obligations of Lessee hereunder.

Lessee hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this SECTION 16.3 is irrevocable and coupled with an interest.

                                  ARTICLE XVII

                             LEASE EVENTS OF DEFAULT

     The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute "LEASE EVENTS OF DEFAULT":

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          (a)  Lessee shall fail to make any payment of: (i) Basic Rent when due and such failure shall continue for a period of five (5) days, (ii) amounts payable pursuant to the exercise of the Purchase Option, the Remarketing Option or SECTION 13.1(a), when due, or (iii) Supplemental Rent (other than Supplemental Rent payable under CLAUSE (ii)) when due and such failure shall continue for a period of five (5) days after receipt of written notice thereof from Administrative Agent or Lessor;

          (b)  Lessee shall fail to maintain insurance as required by SECTION
     11.1 or shall default in the performance or observance of any other term, covenant, condition or agreement on its part to be performed or observed under ARTICLE XI and such failure shall continue for ten (10) days after written notice to Lessee thereof from Administrative Agent or Lessor;

          (c) any representation or warranty by Lessee in any Operative Document or in any certificate, document or financial or other statement delivered to Lessor pursuant to any Operative Document shall have been incorrect in any material respect when made, shall result in a Material Adverse Effect, and, if curable, shall continue for a period of 35 days after written notice to Lessee from any Participant or the Administrative Agent;

          (d) Lessee shall fail to perform or observe any covenant, condition, or agreement (not included in any other clause of this ARTICLE XVII) to be performed or observed by it hereunder or in any other Operative Document and such failure shall continue unremedied for 35 days if using due diligence after the earlier of (i) the date upon which a Responsible Officer of Lessee has actual knowledge thereof and (ii) the date upon which written notice thereof is delivered to Lessee from any Participant or Administrative Agent; except that if the failure is capable of being remedied, no such failure shall constitute a Lease Event of Default so long as Lessee is diligently proceeding to cure such failure, but in no event shall the failure continue unremedied for a period of 180 days from the notice referred to above;

          (e) (i) Lessee or any Material Subsidiary shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or similar law seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent or seeking dissolution, liquidation, reorganization, arrangement, adjustment, winding-up, composition or other relief with respect to it or its debts or the appointment of a receiver, trustee, custodian or liquidator for itself or for all or a substantial portion of its property, assets or business, or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business; (ii) corporate action shall be taken by Lessee or any Material Subsidiary for the purpose of effectuating any of the foregoing; (iii) involuntary proceedings or an involuntary petition

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     shall be commenced or filed against Lessee or any Material Subsidiary under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or similar law or seeking the dissolution, liquidation, reorganization, arrangement, adjustment, winding-up, composition or other relief with respect to it or its debts of Lessee or the appointment of a receiver, trustee, custodian or liquidator for Lessee or for a substantial part of the property, assets or business of Lessee, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against all or a substantial part of the property, assets or business of Lessee, and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be; or (iv) either Lessee or any Material Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii) or (iii) above;

          (f) One or more judgments or decrees, which shall not have been vacated, discharged, paid in full, stayed or bonded pending appeal within the time required by the terms of such judgment, shall be entered against Lessee or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance where the insurer has admitted liability under the policy or has agreed in writing to pay in full the claim) of $10,000,000 or more;

          (g) Lessee or any of its Affiliates shall directly or indirectly contest the validity of any Operative Document in any manner in any court of competent jurisdiction or the Lien granted by this Lease or the Mortgage or the Guaranty shall no longer be in full force or effect;

          (h) Lessee or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 60 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or Administrative Agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or the passage of time if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that no Lease Event of Default shall exist under this paragraph unless the aggregate amount of Indebtedness and/or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $10,000,000;

          (i) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any

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     "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Lessee or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Participants, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) Lessee or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Participants is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other adverse event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to involve an aggregate amount of liability to the Company or any Material Subsidiary in excess of $10,000,000;

          (j) (i) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, but other than the Fireman Group) (A) shall have acquired beneficial ownership of 20% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of Lessee or (B) shall obtain the power (whether or not exercised) to elect a majority of the Lessee's directors or
     (ii) the Board of Directors of the Lessee shall not consist of a majority of Continuing Directors; "Continuing Directors" shall mean the directors of the Lessee on the date hereof and each other director, if such other director's nomination for election to the Board of Directors of the Lessee is recommended by a majority of the then Continuing Directors; or

          (k) Lessee shall default in the observance or performance of any agreement contained in Sections 5.6, 5.18 or 5.19 of the Participation Agreement.

                                  ARTICLE XVIII

                                   ENFORCEMENT

     SECTION 18.1 REMEDIES. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, by notice to Lessee pursuant to ARTICLE XVI, declare this Lease to be in default (except that no notice shall be required and this Lease shall be deemed in default upon the occurrence of a Lease Event of Default under
ARTICLE XVII (e) OR (g)), and at any time thereafter Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as Lessor in its sole discretion from time to time shall determine, to the extent permitted by Applicable Law:

          (a) Lessor may terminate this Lease and Lessee's right to possession of the Property as of the date specified in such notice; however, (i) no judicial proceedings, reletting, reentry or taking of possession of the Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention

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     is given to Lessee, (ii) notwithstanding any judicial proceedings, reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Agreement for a continuing Lease Event of Default, and (iii) no act or thing done by Lessor or the Administrative Agent, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same shall, be made in writing and executed by Lessor;

          (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Property promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, SECTION 9.1 as if the Property were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith, or (ii) without prejudice to any other remedy which Lessor may have for possession of the Property, enter upon the Property and take immediate possession of (to the exclusion of Lessee) the Property or any part thereof and expel or remove Lessee and any other Person who may be occupying the Property, with or without judicial process, all without liability to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the reasonably necessary costs and expenses of reletting, including broker's fees attributable to the balance of the Lease Term and for future reletting and the costs of any alterations or repairs made by Lessor. The provisions of this SECTION 18.1(b) shall be deemed to satisfy all requirements or provisions of Applicable Law, if any, which may require Lessor to provide a notice to Lessee of Lessor's intention to re-enter the Property and any such requirements or provisions are hereby waived by Lessee;

          (c) Lessor may sell all or any part of the Property at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction (except to the extent required by CLAUSE (f) below if Lessor shall elect to exercise its rights thereunder) in which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Basic Rent is to be included in computations under CLAUSES (e) or (f) below if Lessor shall elect to exercise its rights thereunder);

          (d) Lessor may, at its option, without terminating this Agreement, terminate Lessee's right to possession only, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due Lessor (together with all costs of collection) and enforce Lessee's obligations under this Agreement as and when the same becomes due, or are to be performed, and at the option of Lessor, Lessor may, in its sole and absolute discretion, make such reasonable alterations and necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting after deducting costs of alterations, brokerage and attorneys' fees shall be applied to Lessee's

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     obligations (including the Lease Balance) in accordance with Article V of the Participation Agreement. If such rent received from such reletting during any Lease Term shall be less than the Rent to be paid during that Lease Term by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the next Rent Payment Date in such Lease Term;

          (e) Lessor may enforce the Lien given hereunder pursuant to SECTION 16.1, the Uniform Commercial Code or any other law;

          (f) If Lessee has breached this Lease and abandoned the Property, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent hereunder (including Basic Rent and Supplemental Rent) as it becomes due under this Lease. Lessee's right to possession shall not be deemed to have been terminated by Lessor except pursuant to CLAUSE (i) above. The following do not constitute a termination of Lessee's right to possession:

               (A) Acts of maintenance or preservation or efforts to relet the Property;

               (B) The appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease;

               (C) Reasonable withholding of consent to an assignment or subletting, or terminating a subletting or assignment by Lessee;

          (g) In the event that Lessor elects to continue this Lease in full force and effect, Lessor may enforce all its rights and remedies under this Lease, including, but not limited to, the right to recover Rent hereunder (including Basic Rent and Supplemental Rent) as it becomes due. During the continuance of a Lease Event of Default, Lessor may enter the Property in accordance with applicable law without terminating this Lease and sublet all or any part of the Property for Lessee's account to any Person, for such term (which may be a period beyond the remaining Lease Term), at such rents and on such other terms and conditions as are commercially reasonable. In the event of any such subletting, rents received by Lessor from such subletting shall be applied (i) first, to the payment of the reasonable costs incurred by Lessor in maintaining, preserving, altering and preparing the Property for subletting and other costs of subletting, including, but not limited to, brokers' commissions and attorneys' fees;
     (ii) second, to the payment of Rent hereunder (including Basic Rent and Supplemental Rent) then due and payable; (iii) third, to the payment of future Rent hereunder (including Basic Rent and Supplemental Rent) as the same may become due and payable hereunder; (iv) fourth, to the payment of all other obligations of Lessee hereunder and under the other Operative Documents; and (v) fifth, the balance, if any, shall be paid to Lessee upon (but not before) expiration of the Lease Term. If the rents received by Lessor from such subletting, after application as provided above, are insufficient in any period to pay the Rent (including Basic Rent and Supplemental Rent) due and payable hereunder for such period, Lessee shall pay such deficiency to Lessor upon demand. Notwithstanding any such subletting for Lessee's

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     account without termination, Lessor may at any time thereafter, by written notice to Lessee, elect to terminate this Lease by virtue of a previous Lease Event of Default;

          (h) Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under CLAUSES (b), (c) or
     (d) of this SECTION 18.1 with respect to the Property, demand, by written notice to Lessee specifying a Rent Payment Date (the "FINAL RENT PAYMENT DATE") not earlier than 10 days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Final Rent Payment Date (in lieu of Basic Rent due after the Final Rent Payment Date) an amount equal to the sum of (A) all accrued and unpaid Rent due and unpaid to and including the Final Rent Payment Date PLUS (B) the Lease Balance computed as of the Final Rent Payment Date, and upon payment of such amount, and the amount of any unpaid Rent referred to above plus all other sums due and payable by Lessee to Lessor (and interest at the Overdue Rate on the amount payable under this CLAUSE (h) from the Final Rent Payment Date to the date of actual payment), Lessor shall transfer by quitclaim to Lessee all of Lessor's right, title and interest in and to the Property without recourse or warranty, but free and clear of Lessor's Liens;

          Notwithstanding the foregoing, if the Lease is being terminated on the basis of a Lease Event of Default in a situation that, in the reasonable opinion of Lessee and concurred with by Lessor and the Lenders (and in a dispute, Lessee and Lessor shall submit this issue to one of the nationally recognized accounting firms for resolution, and shall be bound by such resolution) would fail to satisfy any of the four conditions set forth in the response to Question No. 2, "Non-Performance-Related Default Covenants," contained in EITF 97-1, Lessee shall (i) only be required to pay the Guaranteed Residual Amount for the Properties then subject to the Lease, and (ii) at the time it makes such payment, transfer all of Lessee's right, title and interest in such Properties to Lessor.

          (i) If Lessor shall have sold the Property pursuant to CLAUSE (c) above, Lessor, in lieu of exercising its rights under CLAUSE (h) above, may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale (in lieu of Basic Rent due for periods commencing on or after the Rent Payment Date coinciding with such date of sale (or, if the sale date is not a Rent Payment Date, the Rent Payment Date next preceding the date of such sale)), an amount equal to the sum of (A) all Rent due and unpaid to and including such Rent Payment Date, plus (B) the amount of any excess of the Lease Balance, computed as of such date, over the net proceeds of such sale (i.e., after deduction from gross proceeds of all costs related to the sale incurred by Lessor, and Lessee, all transfer and other taxes imposed in connection with the sale and all other costs, charges, title insurance premiums and fees paid to third Persons in connection with such sale), together with interest at the Overdue Rate on such excess from such Rent Payment Date to the date of sale, plus (C) interest at the Overdue Rate on all of the foregoing amounts from the date of such sale until the date of payment;

          (j) Lessor may exercise any other right or remedy that may be available to it under Applicable Law or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms or to recover damages for the breach hereof. Separate suits

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     may be brought to collect any such damages for any portion of the Lease
     Term, and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent portion of the Lease Term, or Lessor may defer any such suit until after the expiration of the Lease Term or any Renewal Term, in which event such suit shall be deemed not to have accrued until the expiration of Lease Term, or such Renewal Term; or

          (k) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease.

     SECTION 18.2 PROCEEDS OF SALE. All payments received and amounts held or realized by Lessor at any time when a Lease Event of Default shall have occurred and be continuing and after the Lease Balance shall have been accelerated pursuant to ARTICLE XVIII as well as all payments or amounts then held or thereafter received by Lessor, except for rents received by Lessor from subletting pursuant to SECTION 18.1(d), shall be distributed forthwith upon receipt by Lessor in accordance with Section 2.6 of the Participation Agreement.

     SECTION 18.3 GRANT AND FORECLOSURE ON LESSEE'S ESTATE. Notwithstanding any other remedies set forth in this Lease, the following shall apply:

          (a) Title to the Property shall remain in Lessor, as security for the obligations of Lessee under the Lease and under each of the other Operative Documents to which it is a party until such time as Lessee shall have fulfilled all of its obligations under the Lease and under such other Operative Documents. Lessee hereby assigns, grants, mortgages, warrants and pledges, and reaffirms its prior assignment, grant, mortgage, warrant and pledge under the Original Lease, with mortgage covenants to the Lessor a mortgage lien and security interest in and against all of Lessee's right, title and interest, if any, whether now or hereafter existing or acquired, in the Property and the other Collateral to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document. This grant of mortgage is on the STATUTORY CONDITION. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which any Participant may reasonably request in order to protect its title to and perfected Lien in the Property and the other Collateral, subject to no Liens other than Permitted Liens, and Lessor's rights and benefits under the Lease. Lessee shall promptly and duly execute and deliver to Lessor such documents and assurances and take such further actions as any Participant may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease, the mortgage granted hereunder and the other Operative Documents, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor in and to the Property and the other Collateral, subject to no Lien other than Permitted Liens, or of such mortgages, financing statements or fixture filings or other documents with respect hereto as any Participant may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing mortgages, financing statements and fixture filings or other documents as may require execution by Lessee. To the extent permitted

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     by Applicable Law, Lessee hereby authorizes any such mortgages, financing statement and fixture filings to be filed without the necessity of the signature of Lessee. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under the Lease or any other Operative Documents have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Article VII of the Participation Agreement) execute and deliver termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Collateral.

          (b) Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, from time to time in Lessor's discretion, to execute any instrument which Lessor may deem necessary or advisable to accomplish the purposes of the Lease (subject to any limitations set forth in the Operative Documents), and upon the occurrence and during the continuance of a Lease Event of Default, to take any action (including any action that Lessee is entitled to take), including, without limitation:

               (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for money due and to become due under or in connection with the Property and the other Collateral or any sublease;

               (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the foregoing CLAUSE (a);

               (iii) to file any claim or take any action or institute any proceedings which Lessor may deem to be necessary or advisable for the collection thereof or to enforce compliance with the terms and conditions of the Lease; and

               (iv) to perform any affirmative obligations of Lessee under the Lease, including the execution of mortgages, financing statements and other documents and to enforce any sublease.

     Lessee hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this SECTION 18.3 is irrevocable and coupled with an interest.

          (c) Lessor and the Lessee agree that upon the occurrence of a Lease Event of Default, the Lessor may exercise the STATUTORY POWER OF SALE, and may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property and the other Collateral, or against the Lessee on a recourse basis for the Lease Balance and all other amounts due from Lessee under the Lease, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property and the other Collateral, or for the enforcement of any other appropriate legal or equitable remedy, and at any foreclosure sale Lessor may become the purchaser, and in such case for the purpose of making settlement for or payment of the purchase price, shall be entitled to offset any claims for the amounts due hereunder and under the Operative Documents in order that they may be

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     credited as paid on the purchase price. Lessee hereby grants to Lessor a
     STATUTORY POWER OF SALE, and hereby assents to the passage of a decree for the sale of the Property upon the occurrence of a Lease Event of Default. Any sale made pursuant to the Statutory Power of Sale shall be made in accordance with Massachusetts General Laws Chapter 183, Section 21.

          (d) Upon the occurrence of a Lease Event of Default, Lessor, as a matter of right and without notice to Lessee or anyone claiming under Lessee, and without regard to the then value of the Property or the Collateral or the interest of Lessee therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property and Collateral, and Lessee hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Lessor in case of entry as provided in the Lease and shall continue as such and exercise all such powers until the latest to occur of (i) the date of confirmation of sale of the Property and Collateral; (ii) the disbursement of all proceeds of the Property and Collateral collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Lessor or pursuant to an order by a court of competent jurisdiction.

          (e) This instrument will be deemed given to secure not only existing amounts due hereunder and under the Operative Documents, but also future advances, whether such advances are obligatory or to be made at the option of the Participants or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument. To the fullest extent permitted by law, the Lien of this instrument shall be valid as to all such indebtedness, including all future advances, from the time this instrument is recorded. Notwithstanding anything in this instrument to the contrary, the maximum principal amount of Indebtedness secured by this instrument at any one time shall not exceed One Hundred Sixty Six Million and No/100 Dollars ($166,000,000) in principal amount, plus all accrued but unpaid Rent, plus all cost of enforcement and collection of this instrument, the Notes and the other Operative Documents, plus the total amount of any advances made pursuant thereto to protect the collateral and the security interest and Lien created hereby, together with interest and yield on all of the foregoing as provided in the Operative Documents.

          (f) Without in any way limiting or restricting any of Lessor's rights, remedies, powers and authorities under this instrument, and in addition to all of such rights, remedies, powers, and authorities, the Lessor shall also have and may exercise any and all rights, remedies, powers and authorities which the holder of a mortgage is permitted to have or exercise under the Statutory Power of Sale.

          (g) The Lessee, on behalf of itself and all Persons now or hereafter interested in the Property and the other Collateral, voluntarily and knowingly hereby waives, to the fullest extent permitted by Applicable Law, any and all rights to reinstatement or redemption and any and all other rights under all present and future appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any

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     statute of limitations as a defense to any and all indebtedness secured by this instrument, and the Lessee agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this instrument. Without limiting the generality of the preceding sentence, the Lessee, on its own behalf and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this instrument, hereby irrevocably waives any and all rights of reinstatement or redemption from sale under any order, judgment or decree of foreclosure of this instrument or under any power contained herein or under any sale pursuant to any statute, order, judgment or decree of foreclosure of any court.

     SECTION 18.4 REMEDIES CUMULATIVE; NO WAIVER; CONSENTS. To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy' shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default. To the extent permitted by Applicable Law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Property or any part thereof in mitigation of Lessor's damages upon the occurrence of a Lease Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this ARTICLE XVIII.

                                   ARTICLE XIX

                           RIGHT TO PERFORM FOR LESSEE

     If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor may, but shall not be obligated to, on five (5) Business Days' prior notice to Lessee (except in the event of an emergency, in which case only one Business Day' s prior notice shall be required), perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor upon demand; provided that in the case of an emergency Lessee shall permit Lessor so to perform or comply on less than one Business Day's notice unless Lessee has a good faith reason not to permit Lessor to do so.

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                                   ARTICLE XX

                                  MISCELLANEOUS

     SECTION 20.1 BINDING EFFECT; SUCCESSORS AND ASSIGNS; SURVIVAL. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee shall be binding upon them and their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer the Property or any interest therein in accordance with the provisions of this Lease or any of the other Operative Documents), and inure to their benefit and the benefit of their respective permitted successors, legal representatives and assigns.

     SECTION 20.2 SEVERABILITY. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     SECTION 20.3 NOTICES. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement.

     SECTION 20.4 AMENDMENT; COMPLETE AGREEMENTS. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, Administrative Agent or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease, the Fee Letter or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease, the Fee Letter or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

     SECTION 20.5 HEADINGS. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

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     SECTION 20.6 ORIGINAL LEASE. The single executed original of this Lease containing the receipt of Lessor therefor on or following the signature page thereof shall be the "original executed counterpart" of this Lease. To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the "original executed counterpart".

     SECTION 20.7 GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES, SECURITY INTERESTS AND MORTGAGES UNDER THIS LEASE AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     SECTION 20.8 DISCHARGE OF LESSEE'S OBLIGATIONS BY ITS AFFILIATES. Lessor agrees that performance of any of Lessee's obligations hereunder by one or more of its Affiliates or one or more sublessees of the Property or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under this Lease or any other Operative Document.

     SECTION 20.9 LIABILITY OF LESSOR LIMITED. All payments to be made by Lessor in respect of the Loans, the Notes and the Loan Agreement shall be made only from certain payments received under the Lease and certain proceeds of the Property and only to the extent that Lessor shall have received sufficient payments from such sources to make payments in respect of the Loans. Each Participant agrees that it will look solely to such sources of payments to the extent available for distribution to such Participant as herein provided and that neither Lessor nor Administrative Agent is or shall be personally liable to any other Participant for any amount payable hereunder or under any Note. Nothing in the Loan Agreement, the Notes or any other Operative Document shall be construed as creating any liability (other than for willful misconduct or gross negligence) of Lessor to pay any sum or to perform any covenant, either express or implied, in the Lease, the Loan Agreement, the Notes or any other Operative Documents (all such liability, if any, being expressly waived by Lessee, Participants and Administrative Agent) and that each Participant and each Administrative Agent, on behalf of itself and its successors and assigns, agrees in the case of any liability of Lessor hereunder or thereunder (except for such liability attributable to its willful misconduct or gross negligence) that it will look solely to those certain payments received under the Lease and those certain proceeds of the Property, PROVIDED, HOWEVER, that Lessor shall in any event be liable with respect to (i) the removal of Lessor's Liens resulting from claims against or acts or breaches by Lessor or involving its gross negligence or willful misconduct or (ii) failure to turn over payments Lessor has received in respect of Basic Rent; and PROVIDED FURTHER that the foregoing exculpation of Lessor shall not be deemed to be exculpations of Lessee or any other Person.

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     SECTION 20.10 ESTOPPEL CERTIFICATES. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than fifteen (15) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Property or any part thereof) assignee or mortgagee or third party designated by such other party, a certificate stating that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); the date to which Basic Rent has been paid; in the case of an estoppel certificate to be given by Lessor, whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing Lease Default or Lease Event of Default with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; in the case of an estoppel certificate to be given by Lessee, a certificate stating that all subleases are unmodified and in force and effect (or if there have been modifications, that the applicable sublease is in force and effect as modified, and identifying the modification agreements); the dates to which rent has been paid; whether or not there is any existing default by any sublessee in the payment of rent or any other sum of money thereunder, and whether or not there is any existing default or event of default with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; and whether or not to the knowledge of Lessee after due inquiry and investigation, there are any purported setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of Lessee; and other items that may be reasonably requested; provided that no such certificate may be requested unless the requesting party has a good faith reason for such request.

     SECTION 20.11 NO JOINT VENTURE. Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

     SECTION 20.12 NO ACCORD AND SATISFACTION. The acceptance by Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless Lessor specifically deems it as such in writing.

     SECTION 20.13 NO MERGER. In no event shall the leasehold estate of Lessee hereunder, or the rights and interests of the holder of any Notes secured by a Lien in this Lease, merge with any interests, estates or rights of Lessor in or to the Property, it being understood that such leasehold estate of Lessee hereunder, and the rights and interests of the holder of any Notes secured by a Lien in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same Person.

     SECTION 20.14 SURVIVAL. All claims pertaining to the representations, warranties, and covenants of Lessee under ARTICLES II, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XV, XVII and XVIII shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Lessee or any other Indemnitee shall not affect such survival.

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     SECTION 20.15 ENFORCEMENT OF CERTAIN WARRANTIES.

     (a) Unless a Lease Event of Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through Administrative Agent), at Lessee's expense, to assert, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under the warranties provided to Lessor in connection with the purchase of the Property and Lessor agrees to cooperate, at Lessee's expense, with Lessee and its Administrative Agents in asserting such rights. Any amount recovered by Lessee under any such warranties shall be paid to Lessee.

     (b) Notwithstanding the foregoing provisions of this SECTION 20.15, so long as a Lease Event of Default or Lease Default shall have occurred and be continuing, any amount that would otherwise be retained by Lessee pursuant to
SECTION 20.15(a) shall be paid to Lessor as security for the obligations of Lessee under this Lease, shall be invested by Lessor in accordance with SECTION
20.16 in Permitted Investments and, if a Lease Event of Default or Lease Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Event of Default or Lease Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

     SECTION 20.16 INVESTMENT OF SECURITY FUNDS. Any amounts not payable to Lessee and paid to or retained by Lessor pursuant to any provision hereof solely because a Lease Event of Default or Lease Default shall have occurred and be continuing or because Lessee shall not have performed in full its obligations under ARTICLE XIII shall be held by Lessor as security for the obligations of Lessee under this Lease and the other Operative Documents. At such time as no Lease Event of Default or Lease Default, or failure to perform shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under any other Operative Documents, shall be paid to Lessee. Any such amounts which are held pending payment to Lessee or application hereunder shall be invested by Lessor as directed from time to time in writing by Lessee (PROVIDED, HOWEVER, if a Lease Event of Default or Lease Default has occurred and is continuing, it will be directed by Lessor), and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied from time to time in the same manner as the principal invested. Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held, paid and applied in the same manner as other amounts subject to this SECTION 20.16.

     SECTION 20.17 RECORDING OF LEASE. Lessor and Lessee shall execute, acknowledge and cause to be recorded this Lease or the Lease Supplements in the official records of each County where the Properties that are the subject of this Lease are located.

     SECTION 20.18 NATURE OF TRANSACTION.

     It is the intent of the parties hereto that: (i) the transaction contemplated hereby preserves ownership in each Property to Lessee for purposes of Federal and state income tax and

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bankruptcy purposes, (ii) Lessee, pursuant to the Lease, grants a security interest or lien, as the case may be, in the Property and the other Collateral to the Lessor, (iii) for purposes of Federal and state income tax and bankruptcy purposes, among others, the payment by Lessee of Basic Rent shall be treated as payments of interest, and the payment by Lessee of any amounts in respect of the Lease Balance or Property Balance shall be treated as repayments of principal, and (iv) the Assignment of Lease creates a lien and security interest in the Lease, subject to certain limited exceptions. Nevertheless, Lessee acknowledges and agrees that neither Lessor nor Administrative Agent has provided or will provide tax, accounting or legal advice to Lessee regarding the Overall Transaction or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have each caused this Lease to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           as Lessor, by CREDIT SUISSE FIRST
                                           BOSTON

Attest:                                     its General Partner


                                           By            /s/ /s/
--------------------------------------       -----------------------------------
Name Printed                               Name Printed Carl Weatherly-White
            --------------------------                 -------------------------
                                                        William O'Daly
Title:                                     Title:       Directors
      --------------------------------           -------------------------------


                                           REEBOK INTERNATIONAL LTD.,
Attest:                                    as Lessee


                                           By            /s/
--------------------------------------       -----------------------------------
Name Printed                               Name Printed  Thomas Chagnon
            --------------------------                 -------------------------
Title:                                     Title:        Treasurer
      --------------------------------           -------------------------------


                                           By           /s/
                                             -----------------------------------
                                           Name Printed David A. Pace
                                                       -------------------------
                                           Title        Senior Vice President
                                                --------------------------------


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                                   SCHEDULE I


PARCEL 1:

     Those certain parcels of land located on Royall Street, in the Town of Canton, Norfolk County, Massachusetts, being shown as Lots A and D on a plan entitled: "Plan of Land in Canton, Massachusetts Prepared for Instron Corporation". Said Plan is dated May 7, 1998 and recorded with the Norfolk County Registry of Deeds as Plan No. 427 of 1998 in Plan Book 457.

     Together with the benefit of that certain drainage easement as set forth in Deed dated June 25, 1998 of Boston Mutual Life Insurance Company to Credit Suisse Leasing 92A, L.P. recorded on June 30, 1998 in Book 12626, Page 278.

PARCEL 2:

     Non Exclusive Vehicular Driveway Easement, Utility, Drainage Line, Facility and Equipment Line, and Landscaping Easement rights created pursuant to that Declaration of Restrictions, Covenants and Easements dated as of March 27, 1998, by and between Instron Realty Trust, Credit Suisse Leasing 92A, L.P., and Reebok International Ltd. recorded in the Norfolk County Registry of Deeds in Book 12379, Page 359 and filed with the Norfolk County Registry District of the Land Court as Document No. 787799, noted on Certificate of Title No. 154522, as affected by Amendment to Declaration of Restrictions, Covenants and Easements dated as of February 14, 2001 and recorded in Book 15594, Page 550.

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                                    EXHIBIT A

Recording requested by, and when
recorded, please return to:
McGuireWoods LLP
77 West Wacker Drive
Suite 4400
Chicago, Illinois 60601
ATTN: Philip C. Spahn

                        (SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE ONLY)


                             LEASE SUPPLEMENT NO. 1,
                      NOTICE OF AMENDED AND RESTATED LEASE

     THIS LEASE SUPPLEMENT NO. 1, NOTICE OF AMENDED AND RESTATED LEASE (this "LEASE SUPPLEMENT") dated as of March 19, 2004 (the "DOCUMENTATION DATE") between CREDIT SUISSE LEASING 92A, L.P., a Delaware limited partnership, as lessor (the "LESSOR") and REEBOK INTERNATIONAL LTD., a Massachusetts corporation, as lessee (the "LESSEE").

                                 R E C I T A L S

     A. Pursuant that certain Lease, dated as of March 27, 1998, recorded in the Norfolk County Registry of Deeds in Book 12379, Page 376 and filed in the Norfolk Registry District of the Land Court as Document No. 787800, as affected by Supplement of Lease dated as of August 5, 1998 recorded in said Deeds in Book 12795, Page 475 (as amended through the date hereof, the "ORIGINAL LEASE"), Lessor leased to Lessee that certain land located in Canton, Massachusetts, more particularly described therein (the "ORIGINAL LAND") and the certain facilities that were to be and have been constructed thereon (the buildings, structures and improvements excluding the Original Land, the "ORIGINAL FACILITY" and, together with the Original Land, the "ORIGINAL PROPERTY");

     B. Lessor and Lessee have entered into that certain Amended and Restated Lease, dated as of March 19, 2004 (the "LEASE"), in order to, inter alia, amend and restate the Original Lease in its entirety, to extend the term of the Original Lease for a period of five (5) years beyond the Base Term Expiration Date under the Original Lease, to provide for certain options of the Lessee to extend the term of the Lease, and to provide for Lessor to obtain financing for the purchase of an additional parcel of land (the "ADDITIONAL LAND") and existing improvements thereon located contiguous to the Original Property (the "ADDITIONAL FACILITY"; collectively, the "ADDITIONAL PROPERTY") and lease the Additional Property to Lessee, all on the terms and conditions set forth in the Lease.

     C. The Lease provides for the execution, delivery, recording and filing of this Lease Supplement on the Documentation Date for the purpose of confirming the lease of the Original Property and providing notice pursuant to Mass. Gen. Laws Chapter 183, Section 4 and Mass.

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Gen. Laws Chapter 185, Section 71 of the Lease and certain other matters set forth therein, all as required pursuant to the Lease.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS; INTERPRETATION. For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Lease. All obligations imposed on the Lessee in the Lease shall be the full recourse liability of the Lessee.

     SECTION 2. NOTICE OF LEASE. Pursuant to Mass. Gen. Laws Chapter 183,
Section 4 and Mass. Gen. Laws Chapter 185, Section 71, notice is hereby given of the Original Lease and the Lease with reference to the following information:

          (a) DATE OF EXECUTION. The Date of execution of the Original Lease was March 27, 1998 as set forth in Recital A above. The Original Lease was recorded in the Norfolk Registry of Deeds and filed with the Norfolk Registry District of the Land Court as set forth in Recital A above. The date of execution of the Lease was March 19, 2004 as set forth in Recital B above.

          (b) PREMISES. A description of the premises demised under the Lease in the form contained in the Lease is set forth in Section 3 of this Lease Supplement. For Lessor's title to the demised premises see (i) Deed of Instron Realty Trust to Lessor, dated March 25, 1998, recorded in the Norfolk Registry of Deeds in Book 12379, Page 355, (ii) Declaration of Restrictions, Covenants and Easements between Instron Realty Trust, Lessor and Lessee, dated as of March 27, 1998, recorded in the Norfolk Registry of Deeds in Book 12379, Page 359 and filed in the Norfolk Registry District of the Land Court as Document No. 787799, as amended by Amendment to Declaration of Restrictions, Covenants and Easements dated as of February 14, 2001 recorded in the Norfolk Registry of Deeds in Book 15594, Page 550 and (iii) Quitclaim Deed of Boston Mutual Life Insurance Company to Lessor dated June 26, 1998 recorded in the Norfolk Registry of Deeds.

          (c) TERM; RIGHTS OF EXTENSION AND RENEWAL. The term of the Lease, with the date of commencement and all rights of extension and renewal are set forth in Section 5 of this Lease Supplement.

     SECTION 3. PROPERTY. Attached hereto as SCHEDULE 1 is the description of the Original Property. Lessor hereby confirms its lease of the Original Property to Lessee and Lessee hereby confirms, for the direct benefit of Lessor, its acceptance and lease of the Original Property from Lessor, all on the terms and conditions set forth in the Lease, this Lease Supplement and the other Operative Documents..

     SECTION 4. PARTIES AND ADDRESSES. The Lease is dated as of March 19, 2004, between the Lessor, whose principal office is at 1 Madison Avenue, 2nd Floor, New York, New York

                                                                           LEASE

10010 and the Lessee, whose principal office is 1895 J.W. Foster Boulevard, Canton, Massachusetts 02120.

     SECTION 5. LEASE TERM. The term of the Lease (the "TERM") shall consist of a Base Term commencing on the Documentation Date, and ending on the fifth anniversary thereof unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains two option periods of five years each which gives the Lessee the right, subject to the conditions set forth in the Lease, to extend the term of the Lease to no later than the thirteenth anniversary of the Documentation Date.

     SECTION 6. OWNERSHIP OF THE PROPERTY.

     (a) It is the intent of the parties hereto that: (i) the transaction contemplated hereby preserves ownership in the Property to Lessee for purposes of Federal and state income tax and bankruptcy purposes, (ii) Lessee, pursuant to the Lease, grants a security interest or lien, as the case may be, in the Property and the other Collateral to the Lessor, (iii) for purposes of Federal and state income tax and bankruptcy purposes, among others, the payment by Lessee of Basic Rent shall be treated as payments of interest, and the payment by Lessee of any amounts in respect of the Lease Balance shall be treated as repayments of principal, and (iv) the Assignment of Lease creates a lien and security interest in the Lease, subject to certain limited exceptions. Nevertheless, Lessee acknowledges and agrees that neither Lessor nor Administrative Agent has provided or will provide tax, accounting or legal advice to Lessee regarding the Overall Transaction or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

     (b) Title to the Property shall remain in Lessor, as security for the obligations of Lessee under the Lease and under each of the other Operative Documents to which it is a party until such time as Lessee shall have fulfilled all of its obligations under the Lease and under such other Operative Documents. Lessee hereby assigns, grants, mortgages, warrants and pledges, and reaffirms its prior assignment, grant, mortgage, warrant and pledge under the Original Lease, with mortgage covenants to the Lessor a mortgage lien and security interest in and against all of Lessee's right, title and interest, if any, whether now or hereafter existing or acquired, in the Property and the other Collateral to secure the payment and performance of all obligations of Lessee now or hereafter existing under the Lease or any other Operative Document. This grant of mortgage is on the STATUTORY CONDITION. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which any may reasonably request in order to protect its title to and perfected Lien in the Property and the other Collateral, subject to no Liens other than Permitted Liens, and Lessor's rights and benefits under the Lease. Lessee shall promptly and duly execute and deliver to Lessor such documents and assurances and take such further actions as any Participant may from

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time to time reasonably request in order to carry out more effectively the intent and purpose of the Lease, the mortgage granted hereunder and the other Operative Documents, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor in and to the Property and the other Collateral, subject to no Lien other than Permitted Liens, or of such mortgages, financing statements or fixture filings or other documents with respect hereto as any Participant may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing mortgages, financing statements and fixture filings or other documents as may require execution by Lessee. To the extent permitted by Applicable Law, Lessee hereby authorizes any such mortgages, financing statement and fixture filings to be filed without the necessity of the signature of Lessee. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under the Lease or any other Operative Documents have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Article VII of the Participation Agreement) execute and deliver termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Collateral.

     (c) Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, from time to time in Lessor's discretion, to execute any instrument which Lessor may deem necessary or advisable to accomplish the purposes of the Lease (subject to any limitations set forth in the Operative Documents), and upon the occurrence and during the continuance of a Lease Event of Default, to take any action (including any action that Lessee is entitled to take), including, without limitation:

               (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for money due and to become due under or in connection with the Property and the other Collateral or any sublease;

               (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the foregoing CLAUSE (b);

               (iii) to file any claim or take any action or institute any proceedings which Lessor may deem to be necessary or advisable for the collection thereof or to enforce compliance with the terms and conditions of the Lease; and

               (iv) to perform any affirmative obligations of Lessee under the Lease, including the execution of mortgages, financing statements and other documents and to enforce any sublease.

     Lessee hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this SECTION 6 is irrevocable and coupled with an interest.

     (d) Lessor and the Lessee agree that upon the occurrence of a Lease Event of Default, the Lessor may exercise the STATUTORY POWER OF SALE, and may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property and the other Collateral, or against the Lessee on a recourse basis for the Lease Balance and all other amounts due from Lessee under the Lease, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property and the other Collateral, or for the enforcement of any other appropriate legal or equitable remedy, and at any foreclosure sale Lessor may become the purchaser, and in such case for the purpose of making settlement for or payment of the purchase price, shall be entitled to offset any claims for

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the amounts due hereunder and under the Operative Documents in order that they may be credited as paid on the purchase price. Lessee hereby grants to Lessor a STATUTORY POWER OF SALE, and hereby assents to the passage of a decree for the sale of the Property upon the occurrence of a Lease Event of Default. Any sale made pursuant to the Statutory Power of Sale shall be made in accordance with Massachusetts General Laws Chapter 183, Section 21.

     (e) Upon the occurrence of a Lease Event of Default, Lessor, as a matter of right and without notice to Lessee or anyone claiming under Lessee, and without regard to the then value of the Property or the Collateral or the interest of Lessee therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property and Collateral, and Lessee hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Lessor in case of entry as provided in the Lease and shall continue as such and exercise all such powers until the latest to occur of (i) the date of confirmation of sale of the Property and Collateral; (ii) the disbursement of all proceeds of the Property and Collateral collected by such receiver and the payment of all expenses incurred in connection therewith; or
(iii) the termination of such receivership with the consent of Lessor or pursuant to an order by a court of competent jurisdiction.

     (f) This instrument will be deemed given to secure not only existing amounts due hereunder and under the Operative Documents, but also future advances, whether such advances are obligatory or to be made at the option of the Participants or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument. To the fullest extent permitted by law, the Lien of this instrument shall be valid as to all such indebtedness, including all future advances, from the time this instrument is recorded. Notwithstanding anything in this instrument to the contrary, the maximum principal amount of Indebtedness secured by this instrument at any one time shall not exceed One Hundred Sixty Six Million and No/100 Dollars ($166,000,000) in principal amount, plus all accrued but unpaid Rent, plus all cost of enforcement and collection of this instrument, the Notes and the other Operative Documents, plus the total amount of any advances made pursuant thereto to protect the collateral and the security interest and Lien created hereby, together with interest and yield on all of the foregoing as provided in the Operative Documents.

     (g) Without in any way limiting or restricting any of Lessor's rights, remedies, powers and authorities under this instrument, and in addition to all of such rights, remedies, powers, and authorities, the Lessor shall also have and may exercise any and all rights, remedies, powers and authorities which the holder of a mortgage is permitted to have or exercise under the Statutory Power of Sale.

     (h) The Lessee, on behalf of itself and all Persons now or hereafter interested in the Property and the other Collateral, voluntarily and knowingly hereby waives, to the fullest extent permitted by Applicable Law, any and all rights to reinstatement or redemption and any and all other rights under all present and future appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute of limitations as a defense to any and all indebtedness secured by this instrument, and the Lessee agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to

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this instrument. Without limiting the generality of the preceding sentence, the
Lessee, on its own behalf and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this instrument, hereby irrevocably waives any and all rights of reinstatement or redemption from sale under any order, judgment or decree of foreclosure of this instrument or under any power contained herein or under any sale pursuant to any statute, order, judgment or decree of foreclosure of any court.

     SECTION 7. LEASE EVENTS OF DEFAULT AND REMEDIES. ARTICLE XVII AND XVIII of the Lease set forth the Lease Events of Default and the remedies available to the Lessor in the event of a Lease Event of Default.

     SECTION 8. PURCHASE OPTION. ARTICLE VI of the Lease contains various purchase options which may be exercised by the Lessee during the term of the Lease subject to the terms and conditions of said Sections of the Lease.

     SECTION 9. LIENS. (a) THE LEASE AND THIS LEASE SUPPLEMENT ARE SUPERIOR TO THAT CERTAIN MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT GRANTED BY LESSOR TO CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT ("MORTGAGEE"), RECORDED IN THE NORFOLK REGISTRY OF DEEDS IN BOOK 12379, PAGE 438 AND FILED WITH THE NORFOLK REGISTRY DISTRICT OF THE LAND COURT AS DOCUMENT NO. 78701, AS AMENDED BY AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT RECORDED IN THE NORFOLK REGISTRY OF DEEDS IN BOOK 12795, PAGE 471 AND THAT CERTAIN AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT RECORDED IN SAID DEEDS AND FILED IN SAID REGISTRY DISTRICT OF THE LAND COURT CONTEMPORANEOUSLY HEREWITH (AS HEREAFTER AMENDED, MODIFIED, RESTATED AND IN EFFECT, THE "MORTGAGE"), AND MORTGAGEE HAS EXECUTED THIS LEASE SUPPLEMENT IN ORDER TO CONFIRM THE SAME.

     (b) NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE ADMINISTRATIVE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     SECTION 10. RATIFICATION. This Lease Supplement shall be construed in connection with and as part of the Lease and all of the terms, conditions and covenants contained in the Lease, as supplemented by this Lease Supplement, are hereby ratified and confirmed, remain in full force and effect and shall govern the Property.

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     SECTION 11. LIABILITY OF LESSOR LIMITED. The liability of the Lessor under the Lease and the other Operative Documents is expressly limited as provided in
Section 20.09 of the Lease.

     SECTION 12. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Administrative Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 13. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES, SECURITY INTERESTS AND MORTGAGES UNDER THE LEASE AND THIS LEASE SUPPLEMENT AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     SECTION 14. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     SECTION 15. RECEIPT. The Lessee hereby declares and acknowledges that the Lessee has received, without charge, a true copy of the Lease and this Lease Supplement.

                            [signature pages follow]

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease
Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                 REEBOK INTERNATIONAL LTD.,
                                 a Massachusetts corporation, as Lessee


                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------

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                                 CREDIT SUISSE LEASING 92A, L.P.,
                                 as Lessor

                                 By:  CREDIT SUISSE FIRST BOSTON
                                 Its: General Partner

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------

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                                                                      SCHEDULE 1
                                                       TO LEASE SUPPLEMENT NO. 1

                          ORIGINAL PROPERTY DESCRIPTION


PARCEL 1:

         Those certain parcels of land located on Royall Street, in the Town of Canton, Norfolk County, Massachusetts, being shown as Lots A and D on a plan entitled: "Plan of Land in Canton, Massachusetts Prepared for Instron Corporation". Said Plan is dated May 7, 1998 and recorded with the Norfolk County Registry of Deeds as Plan No. 427 of 1998 in Plan Book 457.

         Together with the benefit of that certain drainage easement as set forth in Deed dated June 25, 1998 of Boston Mutual Life Insurance Company to Credit Suisse Leasing 92A, L.P. recorded on June 30, 1998 in Book 12626, Page 278.

PARCEL 2:

         Non Exclusive Vehicular Driveway Easement, Utility, Drainage Line, Facility and Equipment Line, and Landscaping Easement rights created pursuant to that Declaration of Restrictions, Covenants and Easements dated as of March 27, 1998, by and between Instron Realty Trust, Credit Suisse Leasing 92A, L.P., and Reebok International Ltd. recorded in the Norfolk County Registry of Deeds in Book 12379, Page 359 and filed with the Norfolk County Registry District of the Land Court as Document No. 787799, noted on Certificate of Title No. 154522, as affected by Amendment to Declaration of Restrictions, Covenants and Easements dated as of February 14, 2001 and recorded in Book 15594, Page 550.

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